As filed with the Securities and Exchange Commission
on December 19, 2013

Securities Act File No. 33-98102

Investment Company Act File No. 811-1743

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 50	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 63

(Check appropriate box or boxes)	☒

THE ALGER FUNDS II

(a Massachusetts business trust)

(Exact Name of Registrant as Specified in Charter)

360 Park Avenue South, New York, New York	10010

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: 212-806-8800

Hal Liebes, Esq.

Fred Alger Management, Inc.

360 Park Avenue South,

New York, NY 10010

(Name and Address of Agent for Service)

Copy to:

Gary L. Granik, Esq.

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038-4982

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☐	on [date] pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☒	on February 19, 2014 pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐       This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION,
December 19, 2013

THE ALGER FUNDS II

Available for investment by Institutional Investors

	Class	Ticker Symbol
Alger Emerging Markets Fund	Z

PROSPECTUS

February 19, 2014

As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

TABLE OF CONTENTS

THE ALGER FUNDS II
1	Summary Section – Alger Emerging Markets Fund
6	Introduction: The Alger Funds II
7	Performance
7	Hypothetical Investment and Expense Information
8	Additional Information About the Fund's Investment Strategies and Investments
11	Management and Organization
12	Financial Highlights
A-1	Shareholder Information
	Distributor	A-1
	Transfer Agent	A-1
	Net Asset Value	A-1
	Dividends and Distributions	A-2
	Classes of Fund Shares	A-2
	Purchasing and Redeeming Fund Shares	A-3
	Exchanges	A-3
	Other Purchase and Exchange Limitations	A-3
A-4	Limitations on Excessive Trading
A-5	Disclosure of Portfolio Holdings
A-6	Other Information
A-7	Legal Proceedings
A-8	For Fund Information

Alger Emerging Markets Fund

INVESTMENT OBJECTIVE

Alger Emerging Markets Fund seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no sales charges on purchases or redemptions. "Other Expenses" below are estimated assuming $20 million in net assets. If actual net assets are less, the "Other Expenses" ratio will be higher.

Alger Emerging Markets Fund
Class	Z
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%
Distribution and/or Shareholder Servicing (12b-1) Fees	None
Other Expenses	1.02%
Total Annual Fund Operating Expenses	2.12%
Expense Reimbursement*	.87%*
Total Annual Fund Operating Expenses After Expense Reimbursement	1.25%

*  Fred Alger Management, Inc. has contractually agreed to reimburse Fund expenses (excluding interest, taxes, brokerage, and extraordinary expenses) through February 18, 2015 to the extent necessary to limit the total annual fund operating expenses of the Class Z Shares of the Fund to 1.25% of the class's average daily net assets. This expense reimbursement cannot be terminated.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:

Class	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Z	$127	$580	$1,059	$2,383

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 150.09% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, including common stocks, American Depositary Receipts and Global Depositary Receipts, of emerging country issuers. Fred Alger Management, Inc. may consider classifications including those of the World Bank, the International Finance Corporation, or the United Nations (and its agencies) in determining whether a country is an emerging country. Currently, most Central and South American, African, Asian and Eastern European nations are considered emerging countries, among others.

For purposes of the Fund's investment strategies, an emerging country issuer is a company (i) that is organized under the laws of, or has a principal office in, an emerging country; (ii) whose principal trading market is in an emerging country; or (iii) that has a majority of its assets, or that derives more than 50% of its revenue or profits from businesses, investments or sales, in one or more emerging countries. An emerging country issuer may also include an exchange-traded fund that is principally invested in equity securities of emerging country issuers.

The Fund generally invests in at least three emerging countries, and, at times, may invest a substantial portion of its assets in a single emerging country. The Fund may invest in companies of any market capitalization, from larger, well-established companies to small, emerging growth companies.

Fred Alger Management, Inc. seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. Fred Alger Management, Inc. focuses on individual stock selection, building the Fund's portfolio from the bottom up through extensive fundamental research. In addition to using fundamental research, Fred Alger Management, Inc. employs a "quantitative" investment approach to selecting investments. A quantitative investment approach relies on financial models and computer databases to assist in the stock selection process. Proprietary computer models are capable of rapidly ranking a large universe of eligible investments using an array of traditional factors applied in financial analysis, such as cash flow, earnings growth, and price to earnings ratios, as well as other non-traditional factors.

The Fund can leverage, that is borrow money to purchase additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

The Fund can also invest in derivative instruments. The Fund currently expects that its primary use of derivatives will involve entering into forward currency contracts to hedge the Fund's foreign currency exposure when it holds, or proposes to hold, non-U.S. dollar denominated securities.

PRINCIPAL RISKS

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

The Fund's performance will be influenced by political, social and economic factors affecting investments in emerging country issuers. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. The securities of issuers located in emerging markets can be more volatile, and less liquid, than those of issuers in more mature economies.

The Fund may invest heavily in issuers located in emerging countries such as Brazil, Russia, India and China, and therefore may be particularly exposed to the economies, industries, securities and currency markets of such countries, which may be adversely affected by protectionist trade policies, a slow U.S. economy, political and social instability, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S.

A small investment in derivatives could have a potentially large impact on the Fund's performance. Forward currency contracts are subject to currency exchange rate risks and the risk of non-performance by the contract counterparty.

The following risks also apply:

•  investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

•  the cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

•  it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. Class Z Shares were not offered prior to February 19, 2014. Historical performance prior to February 19, 2014 is that of the Fund's Class I Shares. Remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund's website www.alger.com.

ANNUAL TOTAL RETURN FOR CLASS I SHARES as of December 31 (%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2012
	1 YEAR	SINCE INCEPTION
Class I (Inception 12/29/10)
Return Before Taxes	20.04%	-4.29%
Return After Taxes on Distributions	19.26%	-4.59%
Return After Taxes on Distributions and Sale of Fund Shares	13.02%	-3.81%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	18.63%	-0.85%

In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. A "return after taxes on distributions and sale of fund shares" may sometimes be higher than the other two return figures; this happens where there is a capital loss on redemptions, giving rise to a tax benefit to the shareholder.

PORTFOLIO MANAGEMENT

Manager:	Portfolio Manager:
Fred Alger Management, Inc.	Deborah Vélez Medenica, CFA Senior Vice President Portfolio Manager Since December 2010

SHAREHOLDER INFORMATION

Purchasing and Redeeming Fund Shares

The Fund's Class Z Shares are generally subject to a minimum initial investment of $500,000.

Investors may purchase or redeem Fund shares on any business day through a financial intermediary.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

INTRODUCTION: THE ALGER FUNDS II

The investment objective, principal strategy and primary risks of Alger Emerging Markets Fund are discussed above. The Fund has adopted a policy to invest at least 80% of its assets in specified securities appropriate to its name and to provide shareholders with at least 60 days' prior notice of any change with respect to this policy. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval. The Fund will provide its shareholders with at least 60 days' prior notice of any change to its investment objective.

The Fund invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. or foreign exchanges or in the over-the-counter market. The Fund's equity investments are primarily in "growth" stocks. The Fund's investment adviser, Fred Alger Management, Inc. ("Alger Management" or the "Manager"), believes that issuers of growth stocks tend to fall into one of two categories:

•  HIGH UNIT VOLUME GROWTH

Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, exercising market dominance, offering new or improved products, or simply fulfilling an increased demand for an existing product line.

•  POSITIVE LIFE CYCLE CHANGE

Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; regulatory change; or merger and acquisition.

The Fund's portfolio manager may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result of this disciplined investment process, the Fund may engage in active trading of portfolio securities. If the Fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses, which may affect the taxes a shareholder has to pay.

The Fund can leverage, that is, borrow money to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

The Fund may, but is not required to, purchase put and call options and sell (write) covered put and call options on securities and securities indexes to seek to increase gain or to hedge against the risk of unfavorable price movements.

There may be additional risks applicable to the Fund because of its investment approach.

To the extent that the Fund invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should read that information carefully.

PERFORMANCE

The bar chart and the table in the Summary Section give you some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. They assume reinvestment of dividends and distributions. The bar chart and table depict the returns for the Fund's Class I Shares.

In the table below the bar chart, average annual returns for the Fund assume redemption at the end of each period shown and reflect all current applicable sales charges. The table also shows the effect of taxes on the Fund's returns by presenting after-tax returns for one class of the Fund's shares. These returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown may not be relevant to investors owning Fund shares through tax-deferred accounts, such as IRAs or 401(k) plans. Remember that a Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to the differences in charges and expenses. The index used in the table is a broad index designed to track a particular market or market segment. No expenses, fees or taxes are reflected in the returns for the index, which is unmanaged. All returns for the index assume reinvestment of dividends and interest of the underlying securities that make up the index.

•  MSCI Emerging Markets Index: A free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The chart below is intended to reflect the annual and cumulative effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's total return over a 10-year period. The example assumes the following:

•  You invest $10,000 in the Fund and hold it for the entire 10-year period; and

•  Your investment has a 5% return before expenses each year.

There is no assurance that the annual expense ratio will be the expense ratio for the Fund class for any of the years shown. To the extent that the Manager and any of its affiliates make any further fee waivers and/or expense reimbursements pursuant to a voluntary or contractual arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios. Your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Alger Emerging Markets Fund

Class Z	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	1.25%	2.12%	2.12%	2.12%	2.12%	2.12%	2.12%	2.12%	2.12%	2.12%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	3.75%	6.74%	9.81%	12.97%	16.23%	19.58%	23.02%	26.56%	30.21%	33.96%
End Investment Balance	$10,375	$10,674	$10,981	$11,297	$11,623	$11,958	$12,302	$12,656	$13,021	$13,396
Annual Expense	$127	$223	$230	$236	$243	$250	$257	$265	$272	$280

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT

STRATEGIES AND INVESTMENTS

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies and Related Risks

Alger Emerging Markets Fund

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, including common stocks, American Depositary Receipts and Global Depositary Receipts, of emerging country issuers. The Manager may consider classifications including those of the World Bank, the International Finance Corporation, or the United Nations (and its agencies) in determining whether a country is an emerging country. Currently, most Central and South American, African, Asian and Eastern European nations are considered emerging countries, among others.

For purposes of the Fund's investment strategies, an emerging country issuer is a company (i) that is organized under the laws of, or has a principal office in, an emerging country; (ii) whose principal trading market is in an emerging country; or (iii) that has a majority of its assets, or that derives more than 50% of its revenue or profits from businesses, investments or sales, in one or more emerging countries. An emerging country issuer may also include an exchange-traded fund that is principally invested in equity securities of emerging country issuers.

The Fund generally invests in at least three emerging countries, and, at times, may invest a substantial portion of its assets in a single emerging country. The Fund may invest in companies of any market capitalization, from larger, well-established companies to small, emerging growth companies.

The Manager seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. The Manager focuses on individual stock selection, building the Fund's portfolio from the bottom up through extensive fundamental research. In addition to using fundamental research, the Manager employs a "quantitative" investment approach to selecting investments. A quantitative investment approach relies on financial models and computer databases to assist in the stock selection process. Proprietary computer models are capable of rapidly ranking a large universe of eligible investments using an array of traditional factors applied in financial analysis, such as cash flow, earnings growth, and price to earnings ratios, as well as other non-traditional factors.

Portfolio Investments

Equity Securities

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Growth Stocks

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

Investing in Companies of All Capitalizations

Investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth. In addition, it may be difficult or impossible to liquidate a security position at a time and price acceptable to a Fund because of the potentially less frequent trading of stocks of smaller market capitalization.

Forward Currency Contracts

The Fund may enter into foreign currency contracts for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency for investment purposes. A forward currency contract involves a privately negotiated obligation by the Fund to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. Entering into forward currency contracts will subject the Fund to risks, including, in particular, currency exchange rate risks and the risk of non-performance by the contract counterparty.

Leverage

The Fund can leverage, that is, borrow money to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed. There is a risk that the cost of borrowing money to leverage may exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus the Fund's net asset value could decrease more quickly than if it had not borrowed.

Foreign Securities

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks. There may be less stringent government supervision and oversight of foreign markets than in the United States. There may be less corporate financial information publicly available, less stringent investor protection and disclosure standards, and differing auditing and legal standards.

Investing in emerging market countries, such as Brazil, Russia, India and China, involves higher levels of risk, including increased securities, currency, information, liquidity, industry, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to operational and other risks as well. Some countries may have restrictions that could limit the Fund's access to attractive opportunities. Emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Fund to increased volatility or substantial declines in value. Additionally, some countries may be adversely affected by protectionist trade policies, a slow U.S. economy, political and social instability, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S.

Investment in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

U.S. Government Securities

U.S. Government Obligations are bills, notes, bonds and other fixed-income securities issued by the U.S. Treasury; they are direct obligations of the U.S. Government and differ mainly in the length of their maturities. U.S. Government Agency Securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Illiquid and Restricted Securities

The Fund may invest in restricted securities (i.e., securities which are subject to legal or contractual restrictions on their resale), including restricted securities governed by Rule 144A under the Securities Act of 1933, as amended. The Fund may not invest more than 15% of its net assets in "illiquid" securities, which include certain restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees of the Trust to be liquid are not subject to this limitation.

Securities Lending

The Fund may lend portfolio securities to brokers, dealers and other financial organizations. Loans of securities by the Fund, if and when made, may not exceed 33-1/3% of the Fund's total assets including all collateral on such loans, less liabilities exclusive of the obligation to return such collateral, and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund will not lend securities to Alger Management or its affiliates.

Temporary Defensive and Interim Investments

In times of adverse or unstable market, economic or political conditions, the Fund may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the Fund's assets from a temporary, unacceptable risk of loss, rather than directly to promote the Fund's investment objective. The Fund may also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. The Fund may not achieve its investment objective while in a temporary defensive or interim position.

Other securities the Fund may invest in, along with certain risks, are discussed in the Fund's Statement of Additional Information (see back cover of this Prospectus).

MANAGEMENT AND ORGANIZATION

Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

The Manager has been an investment adviser since 1964, and manages investments totaling (at December 31, 2013) approximately $     billion in mutual fund assets as well as

$     billion in other assets. The Manager makes investment decisions for the Fund and continuously reviews its investment program. These management responsibilities are subject to the supervision of the Board of Trustees of The Alger Funds II. A discussion of the Trustees' basis for approving the advisory contract with respect to the Fund is available in the Fund's annual report to shareholders. The Fund pays the Manager advisory fees at the following annual rate based on a percentage of average daily net assets: 1.10%.

Portfolio Manager Primarily Responsible for Day-to-Day Management of Portfolio Investments

Fund	Portfolio Manager	Since
Alger Emerging Markets Fund	Deborah Vélez Medenica, CFA	Inception (12/29/10)

•  Ms. Vélez Medenica has been employed by the Manager since 2010 as a portfolio manager and a Senior Vice President. Prior to joining the Manager, she worked at PineBridge Investments (formerly AIG Investments) from 1997 to 2010, most recently as a portfolio manager, managing director, and head of emerging market equities.

The Fund's Statement of Additional Information provides additional information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund.

Administrator

Pursuant to a separate administration agreement, the Manager also provides administrative services to the Fund, including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Fund; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the Fund's investment portfolio and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Fund, including the Fund's custodian, transfer agent and printers; providing trading desk facilities for the Fund; and supervising compliance by the Fund with recordkeeping and periodic reporting requirements under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund pays the Manager an administrative fee at the annual rate of 0.0275% of the Fund's average daily net assets.

For more information, please see the Shareholder Information section beginning on Page A-1.

FINANCIAL HIGHLIGHTS

As a new class of shares, financial highlights for Class Z Shares is not available as of the date of this prospectus.

SHAREHOLDER INFORMATION

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

Net Asset Value

The value of one share is its "net asset value," or NAV. The NAV is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and national holidays. It may close on other days from time to time.

Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. Because Alger Emerging Markets Fund primarily invests in foreign securities principally listed on foreign exchanges that may trade on days the New York Stock Exchange is closed, the value of the Fund's assets may be affected on days when shareholders will not be able to purchase or redeem Fund shares.

The assets of the Fund are generally valued on the basis of market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, the security may be valued on the basis of fair value as determined by the Manager under procedures adopted by the Trust's Board of Trustees. A security's valuation may differ depending on the method used for determining value. Short-term money market instruments held by the Fund are generally valued on the basis of amortized cost.

In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, that the Manager believes has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

The Manager believes that under certain circumstances foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

NAV (net asset value) of a class of shares is computed by adding together the value allocable to the class of the fund's investments plus cash and other assets, subtracting applicable liabilities and then dividing the result by the number of outstanding shares of the class.

Dividends and Distributions

The Fund declares and pays dividends and distributions annually. The Fund expects that the annual payments to shareholders will consist primarily of capital gains, which may be taxable to you at different rates depending upon how long the Fund held the securities that it sold to create the gains (rather than the length of time you have held shares of the Fund), and that they will also include net investment income, which is taxable as ordinary income. Certain dividend income received by the Fund and paid to you may be subject to a maximum tax rate of 20% (qualified dividends); other income paid to you, such as non-qualifying dividend income or interest earned on debt securities held by the Fund, will continue to be taxed at the higher ordinary income rates. Participants in tax-deferred accounts ordinarily will not be subject to taxation on dividends from net investment income and net realized capital gains until they receive a distribution of the dividends from their individual plan accounts.

Dividends and distributions may differ among classes of shares of the Fund. Unless you choose to receive cash payments by checking the box on your account application, any dividends and distributions will be reinvested automatically at the NAV on their payment days. No additional sales charge will apply to automatically reinvested dividends and distributions. If you have chosen cash payments and a payment is returned to the Fund as undeliverable, that payment will be reinvested upon receipt by the Transfer Agent in Fund shares at the next NAV. All subsequent payments will be reinvested until you reinstate your cash election and provide a valid mailing address.

Regardless of whether you choose to take distributions in cash or reinvest them in the Fund, they may be subject to federal and state taxes. Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

Classes of Fund Shares

Alger Emerging Markets Fund offers four classes of shares (Class A, C, I and Z Shares). Class Z Shares are offered by this Prospectus. Class A, C and I Shares, which are offered in separate prospectuses, are each subject to a sales charge. Class Z Shares are offered only to institutional investors, including, but not limited to, qualified pension and retirement plans. Class Z Shares have no sales charges or distribution or shareholder servicing fees.

Purchasing and Redeeming Fund Shares

The Fund's Class Z Shares, which are generally subject to a minimum initial investment of $500,000, provide an investment vehicle for qualified or non-qualified retirement or employment benefit plans; banks, bank trust departments and trust companies; Section 529 college savings plans; asset-based fee programs; fee-paying clients of a registered investment advisor; corporations; insurance companies; registered investment companies; foundations and endowments; charitable, religious and educational institutions; and individual investors.

The Fund's shares can be purchased or redeemed on any day the New York Stock Exchange is open. Orders will be processed at the NAV next calculated after a purchase or redemption request is received in good order by the transfer agent or other agent appointed by the Distributor. All orders for purchase of shares are subject to acceptance or rejection by the Fund or its transfer agent. The transfer agent pays for redemptions within seven days after it accepts a redemption request.

Legislation passed by Congress in 2008 requires mutual funds to report both to the shareholder and to the Internal Revenue Service the "cost basis" of shares acquired on or after January 1, 2012 that are subsequently redeemed or exchanged. This reporting is not required for Fund shares held in retirement or other tax-advantaged accounts or to certain types of entities (such as C corporations).

If you are a direct shareholder, you may request your cost basis reported on Form 1099-B to be calculated using any one of the alternative methods offered by the Fund. Please contact the Fund to make, revoke, or change your election. If you do not affirmatively elect a cost basis method then the Fund will use the average cost basis method. If you hold Fund shares through a broker, please contact that broker with respect to the reporting of cost basis and available elections for your account.

Please note that you will continue to be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012. You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method is best for you.

Exchanges

You can exchange shares of the Fund for shares of another Fund, subject to certain restrictions. Shares of the Fund can be exchanged or redeemed via telephone under certain circumstances. The Fund and Transfer Agent have reasonable procedures in place to determine that telephone instructions are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions. For more information on telephone exchanges and redemptions, contact the Transfer Agent.

Other Purchase and Exchange Limitations

If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the Fund through an administrator or trustee that maintains a master or "omnibus" account with one or more funds for trading on behalf of retirement plans and their participants, the Administrator may apply purchase and exchange limitations which are different than the limitations discussed herein. These limitations may be more or less restrictive than the limitations imposed by the Fund. Consult with your Administrator to determine what purchase and exchange limitations may be applicable to your transactions in the Fund through your retirement plan.

LIMITATIONS ON EXCESSIVE TRADING

The Fund may invest a significant amount of its assets in securities traded on foreign exchanges for which current New York market closing prices may not be readily available on a daily basis at the time the Fund prices its portfolio and determines its NAV per share. The Fund will determine a fair value for portfolio securities for which current market closing prices are not readily available or otherwise require fair valuation in the circumstances discussed under "Net Asset Value." As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Fund recognizes that the presence of small capitalization and medium capitalization or foreign securities in the Fund's portfolio and other circumstances may invite active in-and-out trading by Fund shareholders, for whatever reason implemented (including the perception that funds that invest primarily in securities of small capitalization and medium capitalization issuers may provide greater arbitrage opportunities because they are less liquid than securities of larger capitalization issuers or that if the Fund invests primarily in foreign securities, it may be more susceptible to the risk of excessive short-term trading due to the potential for time zone arbitrage). Active trading may be attempted and may, if carried out on a large scale, impose burdens on the Fund's portfolio manager, interfere with the efficient management of the portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the portfolio and its other shareholders. The Fund therefore discourages market timing, and to the extent possible monitors for market timing patterns.

The Board of Trustees has adopted policies and procedures to discourage frequent trading of Fund shares. These policies and procedures allow the Fund to reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in Fund shares or shares of other funds sponsored by the Manager that is detrimental to the fund involved.

In order to detect significant market timing, the Manager, in accordance with policies and procedures approved by the Trustees, will, among other things, seek to monitor overall subscription, redemption and exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Fund might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with broker-dealers that sell shares of the Fund and entities that hold omnibus accounts with its mutual funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Fund's efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures relating to disclosure of the Fund's portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Fund.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Fund's shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are acceptable.

The Fund makes its full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund's fiscal quarter.

In addition, the Fund makes publicly available its month-end top 10 holdings with a 15 day lag and its month-end full portfolio with a 60 day lag on its website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Fund provides portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these third parties to confirm that they understand the Fund's policies and procedures regarding such disclosure. This agreement must be approved by the Fund's Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom the Fund's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders. In addition to material the Fund routinely provides to shareholders, the Manager may, upon request, make additional statistical information available regarding the Alger Family of Funds. Such information will include, but not be limited to, relative weightings and characteristics of Fund portfolios versus their respective index and security specific impact on overall portfolio performance. Please contact the Fund at (800) 992-3863 to obtain such information.

OTHER INFORMATION

The Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.

Shares may be worth more or less when you redeem them than they were at the time you bought them. For tax purposes, this means that when you redeem them you may realize a short- or long-term capital gain or loss, depending upon how long you have held the shares.

The Distributor may pay a fee from its own resources to organizations that provide servicing and/or maintenance of shareholder accounts.

From time to time the Distributor, at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in the Fund, in an amount up to 1% of those investments. The Distributor may also from time to time, at its expense from its own resources, make payments to financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of the Fund's assets or 0.50% annually of the Fund's sales attributable to that financial intermediary. The Distributor determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the financial intermediary's reputation, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of the Fund, entry into target markets, and/or quality of service. In addition, the Distributor may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of the Distributor. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of the Fund or the amount of proceeds received by the Fund on the sale of shares. The Fund and its agents reserve the right at any time to: reject or cancel all or any part of any purchase or exchange order; modify any terms or conditions of purchase of shares of the Fund; or suspend, change or withdraw all or any part of the offering made by this prospectus.

Redemptions by the Fund. If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below the minimum initial investment amount for three consecutive months as a result of redemptions or exchanges (excluding Trust sponsored retirement accounts), the Fund may redeem all your Fund shares within your account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to the minimum initial investment amount.

LEGAL PROCEEDINGS

On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC"), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

FOR FUND INFORMATION:

BY TELEPHONE:   (800) 992-3362

BY MAIL:  Boston Financial Data Services, Inc.
Attn: The Alger Funds
P.O. Box 8480
Boston, MA 02260-8480

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Fund's Statement of Additional Information, which is incorporated by reference into (is legally made a part of) its Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number, at the Fund's website at http://www.alger.com or by writing to the address above. The Statement of Additional Information is on file with the SEC.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports by calling the Fund's toll-free number, at the Fund's website at http://www.alger.com or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520. Information on the operation of the Public Reference Room is available by calling (202) 551-8090. Fund documents are also available on the EDGARdatabase on the SEC's Internet site at http://www.sec.gov.

QUARTERLY FUND HOLDINGS

The Fund's most recent month-end portfolio holdings are available approximately sixty days after month-end on the Fund's website at www.alger.com. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3362.

Distributor: Fred Alger & Company, Incorporated
The Alger Funds II
SEC File #811-1743

Subject to Completion, December 19, 2013

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

February 19, 2014

The Alger Funds II

The Alger Funds II (the "Trust") is a Massachusetts business trust, registered with the Securities and Exchange Commission (the "SEC") as an investment company, that offers interests in the following Fund and class of Shares:

	Class	Ticker Symbol
Alger Emerging Markets Fund (the "Fund")	Z	—

Class Z Shares are offered only to institutional investors.

The Trust's financial statements for the year ended October 31, 2013 are contained in its annual report to shareholders, and are incorporated by reference into this Statement of Additional Information.

This Statement of Additional Information is not a Prospectus. It contains additional information about the Fund, and supplements the Prospectus dated February 19 2014. It should be read together with the applicable Prospectus which may be obtained free of charge by writing the Trust c/o Boston Financial Data Services, Inc., Attn: The Alger Family of Funds, P.O. Box 8480, Boston, MA 02266-8480, or calling (800) 992-3863, or at the Trust's website at http://www.alger.com.

CONTENTS

Investment Strategies and Policies	3
Net Asset Value	19
Classes of Shares	20
Purchases	20
Redemptions	21
Exchanges	22
Management	22
Code of Ethics	29
Taxes	30
Dividends	31
Custodian and Transfer Agent	31
Certain Shareholders	32
Organization	32
Proxy Voting Policies and Procedures	34
Financial Statements	34
Potential Conflicts of Interest	35
Appendix	42

INVESTMENT STRATEGIES AND POLICIES

Certain Securities and Investment Techniques

The Prospectus discusses the investment objectives of the Fund and the primary strategies to be employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize and certain risks attendant to those investments, policies and strategies.

In General

The Fund seeks to achieve its objective by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Fund will invest primarily in companies whose securities are traded on foreign stock exchanges or in the over-the-counter market. These companies may be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit-volume growth rate. The Fund may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements.

In order to afford the Fund the flexibility to take advantage of new opportunities for investments in accordance with its investment objective and to meet redemptions, the Fund may hold up to 15% of its net assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its assets) during temporary defensive periods, explained further below. This amount may be higher than that maintained by other funds with similar investment objectives.

The investment strategies of Fred Alger Management, Inc. ("Alger Management" or the "Manager") utilize the proprietary research of its analyst and portfolio management team to continually assess the markets and sectors it follows for attractive investment opportunities. With respect to stocks in the Fund's portfolio, one principle of the portfolio strategy at Alger Management is for analysts and portfolio managers to evaluate the return potential vs. risk (downside) in each stock held in a portfolio and compare that to those, and other variables, offered by other stocks under coverage within Alger Management's research team. The portfolio manager, together with investment analysts, at Alger Management continually seeks to optimize performance of the Fund's portfolio by replacing individual stocks, or reducing or increasing their relative weighting in other portfolios, with stocks evaluated as having better appreciation potential, having improved reward to risk opportunity, or offering the portfolio diversification or other characteristics determined to be beneficial to achieving the overall portfolio's objectives. The Fund's portfolio turnover rate may vary significantly from year to year as a result of the Fund's investment process.

There is no guarantee that the Fund's investment objective will be achieved.

The Fund will not normally engage in the trading of securities for the purposes of realizing short-term profits, but will adjust its holdings as considered advisable in view of prevailing or anticipated market conditions, and turnover will not be a limiting factor should Alger Management deem it advisable to purchase or sell securities.

The Fund's turnover rate is calculated by dividing the lesser of purchases or sales of securities for the fiscal year by the monthly average of the value of the Fund's securities, with obligations with less than one year to maturity excluded. A 100 percent turnover rate would occur, for example, if all included securities were replaced once during the year.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. The Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Temporary Defensive and Interim Investments

When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Fund can invest in a variety of debt securities for defensive purposes. The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund can buy:

•  high-quality, short-term money market instruments, including those issued by the U.S. Treasury or other government agencies;

•  commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies);

•  short-term debt obligations of corporate issuers, certificates of deposit and bankers' acceptances of domestic and foreign banks and savings and loan associations; and

•  repurchase agreements.

Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly and are not generally subject to significant fluctuations in principal value, and their value will be less subject to interest rate fluctuation than longer-term debt securities.

Small Capitalization Investments

Certain companies in which the Fund will invest may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. Investing in smaller issuers generally involves greater risk than investing in larger, more established issuers. Such companies may have limited product lines, markets or financial resources and may lack management depth. Their securities may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Convertible Securities

The Fund may invest in convertible securities, which are debt instruments or preferred stocks that make fixed dividend or interest payments and are convertible into common stock. Generally, the market prices of convertible securities tend to reflect price changes in their underlying common stocks, but also tend to respond inversely to changes in interest rates. Convertible securities typically entail less market risk than investments in the common stock of the same issuers. Declines in their market prices are typically not as pronounced as those of their underlying common stocks. Like all fixed-income securities, convertible securities are subject to the risk of default on their issuers' payment obligations.

U.S. Government Obligations

The Fund may invest in U.S. Government securities, which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, each Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

U.S. Government Agency Securities

These securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Federal Home Loan Bank, Federal Land Bank, Farmers Home Administration, Bank for Cooperatives, Federal Intermediate Credit Bank, Federal Financing Bank, Farm Credit Bank, the Small Business Administration, Federal Housing Administration, and Maritime Administration. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Bank Obligations

These are certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

The Fund will not invest in any debt security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation; and (ii) in the case of foreign banks, the security is, in the opinion of Alger Management, of an investment quality comparable to other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Foreign Bank Obligations

Investments by the Fund in foreign bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and record-keeping standards. In view of these risks, Alger Management will carefully evaluate these investments on a case-by-case basis.

Short-Term Corporate Debt Securities

These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

Commercial Paper

These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

Variable Rate Master Demand Notes

These are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Alger Management that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, Alger Management will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Repurchase Agreements

Under the terms of a repurchase agreement, the Fund would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Fund's holding period. Repurchase agreements may be seen to be loans by the Fund collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or part of the income from the agreement. Alger Management reviews the creditworthiness of those banks, dealers and clearing corporations with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

Firm Commitment Agreements and When-Issued Purchases

Firm commitment agreements and "when-issued" purchases call for the purchase of securities at an agreed price on a specified future date and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated and a more advantageous yield may be obtained by committing currently to purchase securities to be issued later. When the Fund purchases a security under a firm commitment agreement or on a when-issued basis it assumes the risk of any decline in value of the security occurring between the date of the agreement or purchase and the settlement date of the transaction. The Fund will not use these transactions for leveraging purposes and, accordingly, will segregate cash or liquid securities in an amount sufficient at all times to meet its purchase obligations under these agreements.

Warrants and Rights

The Fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

Equity-Linked Notes

The Fund may invest in equity-linked notes. These are notes, typically issued by financial institutions or special purpose entities, whose performance is tied to a foreign equity security or a basket or index of foreign equity securities; the principal payable at maturity is based on the current price of the linked security, basket or index. Equity-linked notes are generally subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities.

Restricted and Illiquid Securities

The Fund may invest in restricted securities; i.e., securities which are subject to legal or contractual restrictions on their resale. These restrictions might prevent the sale of the securities at a time when a sale would other wise be desirable. In order to sell securities that are not registered under the federal securities laws it may be necessary for the Fund to bear the expense of registration.

The Fund may invest in restricted securities governed by Rule 144A under the Securities Act of 1933, as amended. Rule 144A is designed to facilitate efficient trading of unregistered securities among institutional investors. Rule 144A permits the resale to qualified institutions of restricted securities that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted on NASDAQ. In adopting Rule 144A, the SEC specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the board of trustees (or the fund's adviser acting subject to the board's supervision) determines that the securities are in fact liquid. The Board of Trustees has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased pursuant to Rule 144A, subject to the Board of Trustees' oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Fund could be adversely affected.

The Fund may invest 15% of its net assets in illiquid securities, which are securities (i.e. stocks, bonds or commodities) that cannot be sold or disposed of in the ordinary course of business, within seven days, at the approximate price the Fund used to value the security when the net asset value of the Fund was calculated. An illiquid security does not have an active secondary market, is not widely traded, and is difficult to sell in the ordinary course of business at fair value. In other words, they cannot be readily converted into cash because there is no ready market. Illiquid securities may be subject to liquidity risk, which is the risk that under certain circumstances particular investments may be difficult to sell at an advantageous price. There is also the risk that the securities cannot be sold without potentially suffering a sizable loss. Illiquid securities include restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees to be liquid are not subject to this limitation.

Short Sales

The Fund may sell securities "short against the box." While a short sale is the sale of a security the Fund does not own, it is "against the box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

Short sale transactions have been subject to increased regulatory scrutiny in response to recent market events, including the imposition of restrictions on short-selling certain securities and reporting requirements. Regulatory authorities may from time to time impose restrictions that adversely affect the ability to borrow certain securities in connection with short sale transactions. Regulations imposed by the SEC, and the potential for further interventions by the SEC or other regulators, may discourage or impede short selling practices due to the increased economic, regulatory, compliance and disclosure obligations or risks that they present.

Lending of Fund Securities

The Fund may lend securities to brokers, dealers and other financial organizations. The Fund will not lend securities to Alger Management or its affiliates. By lending its securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the value of the collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities.

The Fund bears a risk of loss in the event that the other party to a stock loan transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.

Foreign Securities

The Fund may invest up to 100%, of the value of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar-denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealing between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

The risks associated with investing in foreign securities are often heightened for investments in emerging markets countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. The Fund's purchase and sale of portfolio securities in certain emerging markets countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Fund, Alger Management and its affiliates and its clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on the Fund's performance and may adversely affect the liquidity of the Fund's investment to the extent that it invests in certain emerging market countries. In addition, some emerging markets countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging markets countries' currencies may not be internationally traded. Certain of these currencies have experienced volatility relative to the U.S. dollar. If the Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund's net asset value will be adversely affected. If the Fund hedges the U.S. dollar value of securities it owns denominated in currencies that increase in value, the Fund will not benefit from the hedge it purchased and will lose the amount it paid for the hedge. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs") and Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Foreign Debt Securities

The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of the country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which the Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers.

Derivative Transactions

The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivative instruments the Fund may use include, but are not limited to options contracts, futures contracts, and options on futures contracts. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would. Alger Management, however, may decide not to employ some or all of these strategies for the Fund and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund's performance.

If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Fund's other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

The Fund, as permitted, may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund.

The Fund's Manager has claimed exclusion from the definition of a commodity pool operator under the Commodity Exchange Act and is not subject to registration or regulation as a commodity pool operator.

Futures Transactions-In General

The Fund may enter into futures contracts on stock indexes and purchase and sell call and put options on these futures contracts. These practices are deemed to be speculative and may cause the net asset value of the Fund to be more volatile than the net asset value of a fund that does not engage in these activities.

A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Transaction costs also are included in these calculations.

The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes.

Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the fund to substantial losses.

Successful use of futures by the Fund also is subject to Alger Management's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Specific Futures Transactions: The Fund may invest in futures contracts and options on futures contracts, including those with respect to securities indexes, interest rates and currencies.

The Fund may purchase and sell index futures contracts and options thereon. An index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the prices of the securities that comprise the index at the opening of trading in such securities on the next business day.

The Fund may purchase and sell interest rate futures contracts and options thereon. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

The Fund may purchase and sell currency futures and options thereon. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Options

The Fund may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements. The Fund may only buy or sell options that are listed on a national securities exchange.

A call option on a security is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.

The Fund will not sell options that are not covered. A call option written by the Fund on a security is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account. A put option is "covered" if the Fund maintains cash or liquid securities with a value equal to the exercise price in a segregated account, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund would realize a profit from a closing transaction if the price of the transaction were less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund would realize a loss from a closing transaction if the price of the transaction were more than the premium received from writing the option or less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If the Fund, as a covered call option writer, were unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expired or it delivered the underlying security upon exercise or otherwise covered the position.

In addition to options on securities, the Fund may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless Alger Management is satisfied with the development, depth and liquidity of the market and Alger Management believes the options can be closed out.

Price movements in the Fund's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management might be forced to liquidate Fund securities to meet settlement obligations.

Although Alger Management will attempt to take appropriate measures to minimize the risks relating to any trading by the Fund in put and call options, there can be no assurance that the Fund will succeed in any option trading program it undertakes.

The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets, although no more than 5% will be committed to transactions entered into for non-hedging (speculative) purposes.

Stock Index Futures and Options on Stock Index Futures

If the Fund utilizes these investments, it will do so only for hedging, not speculative, purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the net cash amount called for in the contract at a specific future time. Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such position.

A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. While incidental to its securities activities, the Fund may use index futures as a substitute for a comparable market position in the underlying securities.

If the Fund uses futures, or options thereon, for hedging, the risk of imperfect correlation will increase as the composition of the Fund varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Fund may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price during the term of the option. The Fund would sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions could be effected or that there would be correlation between price movements in the options on stock index futures and price movements in the Fund's securities which were the subject of the hedge. In addition, any purchase by the Fund of such options would be based upon predictions as to anticipated market trends, which could prove to be inaccurate.

The Fund's use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures

Trading Commission and will be entered into only, if at all, for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon will require the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, or that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

Foreign Currency Transactions. The Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency for investment purposes. The currency exposure of the Fund's portfolio typically will be unhedged to the U.S. dollar.

Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive. The Fund's success in these transactions may depend on the ability of Alger Management to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

Swap Transactions. The Fund may engage in swap transactions, including currency swaps, index swaps and interest rate swaps. The Fund may enter into swaps for both hedging purposes and to seek to increase total return. The Fund also may enter into options on swap agreements, sometimes called "swaptions."

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of swaps or securities representing a particular index. The "notional amount" of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Most swap agreements entered into by the Fund are cash settled and calculate the obligations of the parties to the agreement on a "net basis." Thus, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.

A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

The use of swap agreements is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Alger Management is incorrect in its forecasts of applicable market factors, or a counterparty defaults, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. In addition, it is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

The Fund will enter into swap agreements only when Alger Management believe it would be in the best interests of the Fund to do so. In addition, the Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines).

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions ("component transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of Alger Management, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Alger Management's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments. The Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before the Fund enters into such transactions or makes any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

Borrowing

The Fund may borrow from banks for temporary or emergency purposes. In addition, the Fund may borrow money from banks and use it to purchase additional securities. This borrowing is known as leveraging. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. The Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of its borrowings. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Interfund Loans

The SEC has granted an exemption permitting the funds advised by Alger Management to participate in an interfund lending program. This program allows the funds to borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds, and each fund may borrow in an amount up to 10% of its net assets from other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund's total assets, such fund will secure all of its loans from other funds. The ability of the fund to lend cash to or borrow cash from other funds is subject to certain other terms and conditions. The Trust's Board of Trustees is responsible for overseeing the Trust's participation in the interfund lending program.

Exchange-Traded Funds

To the extent otherwise consistent with its investment policies and applicable law, the Fund may invest in "exchange-traded funds" (ETFs), registered investment companies whose shares are listed on a national stock exchange. ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs thus provide another means, in addition to futures and options on indexes, of creating or hedging securities index exposure in the Fund's investment strategies. ETFs are listed on exchanges and trade in the secondary market on a per-share basis.

The values of ETFs are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs held by the Fund. Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks generally associated with investment in commodities. Moreover, investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Master Limited Partnerships

The Fund may invest in Master Limited Partnerships ("MLP"). A MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs generally have two classes of owners, the general partner and limited partners. The general partner typically controls the partnership's operations and management. The Fund may purchase publicly traded common units issued to limited partners of MLPs. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax; rather, its income, gain or losses pass through to common unitholders. The value of an MLP generally fluctuates predominantly based on prevailing market conditions and the success of the MLP. Investments held by MLPs may be relatively illiquid, and MLPs themselves may trade infrequently and in limited volume. MLPs involve the risks related to their underlying assets, and risks associated with pooled investment vehicles.

Venture Capital and Private Equity Investments

The Fund may identify investment opportunities that are not yet available in the public markets and that are accessible only through private equity investments. To capitalize on such opportunities, the Fund may invest in venture capital or private equity funds, direct private equity investments and other investments that Alger Management determines to have limited liquidity (the "Special Investment Opportunities"). There may be no trading market for Special Investment Opportunities, and the sale or transfer of such securities may be limited or prohibited by contract or legal requirements, or may be dependent on an exit strategy, such as an IPO or the sale of a business, which may not occur, or may be dependent on managerial assistance provided by other investors and their willingness to provide additional financial support. Positions in Special Investment Opportunities may be able to be liquidated, if at all, only at disadvantageous prices. As a result, a fund that holds such positions may be required to do so for several years, if not longer, regardless of adverse price movements. Investment in Special Investment Opportunities may cause the Fund to be less liquid than would otherwise be the case.

Investment Restrictions

The investment restrictions numbered 1 through 8 below have been adopted by the Trust with respect to the Fund as fundamental policies. Under the Act, a "fundamental" policy may not be changed without the vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the Act as the lesser of (a) 67% or more of the shares present at a Fund meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares. The Fund's investment objective is a non-fundamental policy, which may be changed by the Board of Trustees at any time. For the Fund:

1. Except as otherwise permitted by the Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets), or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not borrow money.

2. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

3. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not lend any securities or make loans to others. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund.

4. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not issue any senior security (as such term is defined in Section 18(f) of the Act), except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies. For purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

5. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not purchase, hold or deal in real estate, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

6. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest in physical commodities or physical commodities contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

7. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.

8. Except as otherwise permitted by the Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest more than 25% of the value of its total assets in the securities if issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities or as otherwise permitted by the SEC.

Except in the case of the percentage limitation set forth in Investment Restriction No. 1 and as may be stated otherwise, the percentage limitations contained in the foregoing restrictions and in the Fund's other investment policies apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Fund's assets will not constitute a violation of the restriction.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities and other financial instruments for the Fund are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Trust's Board of Trustees. Although investment requirements for the Fund are reviewed independently from those of the other accounts managed by Alger Management and those of the other Funds, investments of the type the Funds may make may also be made by these other accounts or Funds. When the Fund and one or more other Fund or other accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Transactions in equity securities are in most cases effected on U.S. and foreign stock exchanges or in over-the-counter markets and involve the payment of negotiated brokerage commissions. Where there is no stated commission, as in the case of certain securities traded in the over-the-counter markets, the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

To the extent consistent with applicable provisions of the Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Trust's Board of Trustees has determined that Fund transactions will generally be executed through Fred Alger & Company, Incorporated ("Alger Inc."), a registered broker-dealer, if, in the judgment of Alger Management the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Fund a rate consistent with that which other broker-dealers charge to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by the SEC.

In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in section 28(e) of the Securities Exchange Act of 1934, as amended, provided to the Fund, the other funds and/or other accounts over which Alger Management or its affiliates exercise investment discretion. Alger Management's fees under its agreements with the Fund are not reduced by reason of its receiving brokerage and research service. The Board of Trustees will periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Fund.

The commissions paid to Alger Inc. during the fiscal years ended October 31, 2011 and 2012 are listed in the table below. Alger Inc. does not engage in principal transactions with the Fund and, accordingly, received no compensation in connection with securities purchased or sold in that manner, which include securities traded in the over-the-counter markets, money market investments and most debt securities.

Broker Commissions for 2011

		Paid to Alger Inc.			Soft Dollar Transactions
	Total Paid by the Fund	Dollar Amount	% of Brokerage Commissions Paid to Alger Inc.	% of Dollar Amount of Transaction Effected Through Alger Inc.	Value of Transactions	Commisssions
Emerging Fund	$81,335	$3,183	4%	8%	$1,761,977	$2,547

Broker Commissions for 2012

		Paid to Alger Inc.			Soft Dollar Transactions
	Total Paid by the Fund	Dollar Amount	% of Brokerage Commissions Paid to Alger Inc.	% of Dollar Amount of Transaction Effected Through Alger Inc.	Value of Transactions	Commisssions
Emerging Fund	$76,380	$1,221	2%	4%	$—	$—

Disclosure of Portfolio Holdings

The Trustees have adopted policies and procedures relating to disclosure of the Fund's portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Fund.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Fund's shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are acceptable.

The Fund makes its full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund's fiscal quarter.

In addition, the Fund makes publicly available its month-end top 10 holdings with a 15 day lag and its month-end full portfolio with a 60 day lag on its website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Fund provides portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these third parties to confirm that they understand the Fund's policies and procedures regarding such disclosure. This agreement must be approved by the Fund's Chief Compliance Officer.

The Trustees periodically review a report disclosing the third parties to whom the Fund's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Fund routinely provides to shareholders, the Manager may, upon request, make additional statistical information available regarding the Alger Family of Funds. Such information will include, but not be limited to, relative weightings and characteristics of fund portfolios versus their respective index and security specific impact on overall portfolio performance. Please contact the Fund at (800) 992-3863 to obtain such information.

The Trust provides its portfolio holdings on a daily basis, with no lag, to each of Factset, Thompson Reuters, Pershing LLC, and Bloomberg. The Trust has ongoing arrangements to provide its portfolio holdings to each of Towers Watson Consulting, Watershed Investment Consultants, Mercer Investment Consulting, and Lipper. Neither the Trust nor any other person is directly compensated for such disclosure, although certain persons receiving such disclosure may be investors in one or more funds and may therefore be subject to fees applicable to all shareholders.

NET ASSET VALUE

The price of one share of a class is based on its "net asset value." The net asset value is computed by adding the value of the Fund's investments plus cash and other assets allocable to the class, deducting applicable liabilities and then dividing the result by the number of shares of the class outstanding. The net asset value of a share of a given class may differ from that of one or more other classes of the Fund. Net asset value is calculated as of the close of business (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange ("NYSE") is open.

Purchases for the Fund will be based upon the next net asset value calculated for each class after your order is received and accepted by the Transfer Agent or other designated intermediary. If your purchase is made by check, wire or exchange and is received by the close of business of the NYSE (normally 4:00 p.m. Eastern time), your account will be credited on the day of receipt. If your purchase is received after such time, it will be credited the next business day.

The NYSE is generally open on each Monday through Friday, except New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

The assets of the Fund are generally valued on the basis of market quotations. Securities for which such information is readily available are valued at the last reported sales price or, in the absence of reported sales, at a price within the bid and asked price or the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of a recent bid or asked price, the equivalent is obtained from one or more of the major market makers for the securities to be valued may be used. Other investments and other assets, including restricted securities and securities for which market quotations are not readily available, are valued at fair value under procedures approved by the Board of Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, as described below, which constitutes fair value as determined by the Board of Trustees. Securities in which the Fund invests may be traded in markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE (normally 4:00 p.m. Eastern time) may result in adjustments to the closing prices to reflect what the investment manager, pursuant to policies established by the Board of Trustees, believes to be fair values of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

The valuation of money market instruments with maturities of 60 days or less held by the Fund is based on their amortized cost which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

CLASSES OF SHARES

The Fund offers Class A, C, I and Z Shares. Only Class Z Shares are offered in this Statement of Additional Information. Class Z Shares are offered only to institutional investors. Class A Shares are generally subject to a front-end load, and Class C Shares are generally subject to a contingent deferred sales charge. Class I and Class Z Shares are not subject to sales charges of either kind. Each of Classes A, C, and I Shares is subject to distribution and/or service fees.

From time to time, Alger Inc. may reallow to brokers or financial intermediaries all or substantially all of the initial sales charge on Class A Shares. To the extent that it does so, such persons may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

The Shares of the Fund are listed under the heading "Alger" and once a class reaches the required minimum size, the Class A, C, I, and Z Shares will be listed under the heading "Alger A, C, I, or Z" as applicable. Current total return figures may be obtained by calling Alger Funds at 800-992-3863 or on the Fund's website at www.alger.com.

PURCHASES

Shares of the Fund are offered continuously by the Trust and are distributed on a best efforts basis by Alger Inc. as principal underwriter for the Fund pursuant to a distribution agreement (the "Distribution Agreement"). Under the Distribution Agreement, Alger Inc. bears all selling expenses, including the costs of advertising and of printing prospectuses and distributing them to prospective shareholders.

The Fund does not accept cash or cash equivalents for share purchases. Third-party checks will not be honored except in the case of employer-sponsored retirement plans. You will be charged a fee for any check returned by your bank.

Investors may exchange stock of companies acceptable to Alger Management for shares of the Fund with a minimum of 100 shares of each company generally being required. The Trust believes such exchange provides a means by which holders of certain securities may invest in the Fund without the expense of selling the securities in the open market. The investor should furnish, either in writing or by telephone, to Alger Management a list with a full and exact description of all securities proposed for exchange. Alger Management will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. Alger Management has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the custodian of the Fund's assets. The investor must certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. Upon receipt by the Custodian the securities will be valued as of the close of business on the day of receipt in the same manner as the Fund's securities are valued each day. Shares of the Fund having an equal net asset as of the close of the same day will be registered in the investor's name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine federal, state and local tax consequences.

Confirmations and Account Statements

All of your transactions through the Transfer Agent, Boston Financial Data Services, Inc., will be confirmed on separate written transaction confirmations (other than Automatic Investment Plan transactions) and on periodic account statements. You should promptly and carefully review the transaction confirmations and periodic statements provided to you and notify the Transfer Agent in writing of any discrepancy or unauthorized account activity. Any information contained on transaction confirmations and account statements will be conclusive unless you notify the Transfer Agent of an apparent discrepancy or unauthorized account activity within ten (10) business days after the information is transmitted to you.

Expenses of the Fund

The Fund will bear its own expenses. Operating expenses for the Fund generally consist of all costs not specifically borne by Alger Management, including investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. Trustwide expenses not identifiable to any particular fund or class will be allocated in a manner deemed fair and equitable by the Board of Trustees. From time to time, Alger Management, in its sole discretion and as it deems appropriate, may assume certain expenses of the Fund while retaining the ability to be paid by the Fund for such amounts prior to the end of the fiscal year. This will have the effect of lowering the Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.

Purchases Through Processing Organizations

You can purchase and redeem shares through a "Processing Organization," which is a broker-dealer, bank or other financial institution that purchases shares of one or more Funds for its clients or customers. The Trust may authorize a Processing Organization to receive, or to designate other financial organizations to receive, purchase and redemption orders on the Fund's behalf. In that case, the Fund will be deemed to have received an order when the Processing Organization or its intermediary receives it in proper form, and the order will be processed based on the net asset value of the Fund next calculated after the order is received in proper form by the Processing Organization or its designee.

When shares are purchased this way, the Processing Organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in classes of the Fund for shareholders who invest through a Processing Organization will generally be set by the Processing Organization. Processing Organizations may impose charges and restrictions in addition to or different from those applicable if you invest in the Fund directly. Therefore, you should read the materials provided by the Processing Organization in conjunction with the Prospectus. Certain Processing Organizations may receive compensation from the Fund, Alger, Inc., or any of its affiliates.

REDEMPTIONS

The right of redemption of shares of the Fund may be suspended or the date of payment postponed for more than seven days (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Fund's investments or determination of its net asset values not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Fund's shareholders.

No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Telephone Redemptions

You automatically have the ability to make redemptions by telephone unless you refuse the telephone redemption privilege. To sell shares by telephone, please call (800) 992-3863. Redemption requests received prior to the close of business of the NYSE (normally 4:00 p.m. Eastern time) will generally be mailed on the next business day. Shares issued in certificate form are not eligible for this service.

Redemption proceeds are mailed to the address of record. Any request for redemption proceeds to be sent to the address of record must be in writing with the signature(s) guaranteed if made within 30 days of changing your address.

The Trust, the Transfer Agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

Redemptions in Kind

Payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Trust has adopted procedures which provide that if the Board determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund, in lieu of cash, in conformity with applicable rules of the SEC. The Trust has elected to be governed by Rule 18f-1 under the Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined.

Signature Guarantees

The Transfer Agent has adopted standards and procedures pursuant to which Medallion Signature Guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, and national securities exchanges, that are participants in the New York Stock Exchange Medallion Signature Program (MSP), the Securities Transfer Agents Medallion Program (STAMP), and the Stock Exchanges Medallion Program (SEMP).

EXCHANGES

In General

Except as limited below, shareholders may exchange some or all of their Fund shares for shares of the same class of another fund in The Alger Family of Funds. One class of shares may not be exchanged for another class of shares, except that in limited circumstances certain accounts will be permitted an exchange from Class A Shares to Class I or Class Z Shares, or from Class C Shares to Class A, Class I, or Class Z Shares.

You automatically have the ability to make exchanges by telephone unless you refuse the telephone exchange privilege. Exchanges can be made among funds of the same class of shares for identically registered accounts. For tax purposes, an exchange of shares is treated as a sale of the shares exchanged and, therefore, you may realize a taxable gain or loss when you exchange shares.

The Trust reserves the right to terminate or modify the exchange privilege upon notice to shareholders.

MANAGEMENT

Trustees and Officers of the Trust

The Trust is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law.

The Board of Trustees has two standing committees: an Audit Committee and a Nominating Committee. The Audit Committee oversees (a) each fund's accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of each fund's financial statements and the independent audit thereof. The members of the Audit Committee, which met seven times during the Trust's last fiscal year, are Lester L. Colbert, Jr., Stephen E. O'Neil and Nathan E. Saint-Amand. The function of the Nominating Committee is, among other things, to select and nominate all candidates for election as Independent Trustees to the Trust's Board. The Nominating Committee, which met once during the Trust's last fiscal year, is composed of all Independent Trustees.

While the Nominating Committee expects to be able to identify a sufficient number of qualified candidates on its own, it will consider nominations from shareholders that are submitted in writing and otherwise pursuant to the provisions of the Nominating Committee Charter.

Board's Oversight Role in Management

The Board's role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Manager, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), the Trust's and the Manager's Chief Compliance Officer and portfolio management personnel. The Board's Audit Committee (which consists of three Independent Trustees) meets during its scheduled meetings, and between meetings the Audit Committee chair maintains contact, with the Trust's independent registered public accounting firm and the Trust's Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Manager regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. The Board also receives reports from counsel to the Trust or counsel to the Manager and the Board's own independent legal counsel regarding regulatory compliance and governance matters. The Board's oversight role does not make the Board a guarantor of the Trust's investments or activities.

Board Composition and Leadership Structure

The Act requires that at least 40% of a fund's Trustees not be "interested persons" (as defined in the Act) of the fund and as such are not affiliated with the Manager. To rely on certain exemptive rules under the Act, a majority of a fund's Trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, 85% of the Trust's Trustees, including the Chairman of the Board, are Independent Trustees. The Chairman of the Board chairs meetings or executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas, represents the views of the Independent Trustees to management and facilitates communication among the Independent Trustees and their counsel. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Manager, is appropriate in light of the services that the Manager provides to the Fund and potential conflicts of interest that could arise from this relationship.

Trustees of the Trust, together with information as to their positions with the Trust, and principal occupations, are shown below.

Interested Trustee(2):

Name (Age) and Address(1)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Alger Fund Complex(3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Hilary M. Alger (52)	Trustee since 2003	Director of Development, Pennsylvania Ballet since 2004.	25	Board of Directors, Alger Associates, Inc.; Director of Target Margin Theater

(1)  The address of each Trustee is c/o Fred Alger Management, Inc., 360 Park Avenue South, New York, NY 10010.

(2)  Ms. Alger is an "interested person" (as defined in the Act) of the Fund by virtue of her ownership control of Alger Associates, Inc. ("Alger Associates"), which controls Alger Management and its affiliates.

(3)  "Alger Fund Complex" refers to the Trust and the four other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the Boards of Trustees of the other four registered investment companies in the Alger Fund Complex.

Non-Interested Trustees:

Name (Age) and Address(1)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Alger Fund Complex(2) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Charles F. Baird, Jr. (60)	Trustee since 2000	Managing Director of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products).	25
Roger P. Cheever (68)	Trustee since 2000	Associate Vice President for Principal Gifts, and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; formerly Deputy Director of the Harvard College Fund.	25
Lester L. Colbert, Jr. (80)	Trustee since 2000	Private investor since 1988.	25	Director of National Museum of American History at the Smithsonian Institution, Washington, DC until 2008
Stephen E. O'Neil (81)	Trustee since 1986	Attorney. Private Investor since 1981.	25
David Rosenberg (51)	Trustee since 2007	Associate Professor of Law since January 2006, Zicklin School of Business, Baruch College, City University of New York.	25
Nathan E. Saint-Amand M.D. (76)	Trustee since 1986	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988.	25

(1)  The address of each Trustee is c/o Fred Alger Management, Inc., 360 Park Avenue South, New York, NY 10010.

(2)  "Alger Fund Complex" refers to the Trust and the four other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the Boards of Trustees of the other four registered investment companies in the Alger Fund Complex.

Information About Each Trustee's Experience, Qualifications, Attributes or Skills

The Board believes that the significance of each Trustee's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. However, the Board believes that Trustees need to have the skills, experience and judgment necessary to address the issues directors of investment companies confront in fulfilling their duties to fund shareholders. These skills include the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee's educational background; business, professional training or practice (e.g., medicine or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Trust's or the Manager's counsel; both Board and Trust counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Each Trustee has been a Board member of the Trust and the Alger Fund Complex mutual funds for at least 6 years. In addition, the following are among some of the specific experiences, qualifications, attributes or skills that each Trustee possesses (this supplements information provided in the table above), which the Board believes help the Trustees to exercise effective business judgment.

•  Hilary M. Alger — In addition to her tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 2003), Ms. Alger has over 10 years experience in development for non-profit entities, and prior to that, worked as a securities analyst at Alger Management. Ms. Alger owns securities issued by, and serves on the Board of Directors of, Alger Associates.

•  Charles F. Baird, Jr. — In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 2000), Mr. Baird has over 30 years experience as a business entrepreneur, primarily focusing on private equity securities. His extensive experience in the investment business provides in-depth knowledge of industry practices and standards.

•  Roger P. Cheever — Mr. Cheever has been the Chairman of the Board of all of the Alger Fund Complex mutual funds for over 5 years, and has been a Board member of some since 2000. Mr. Cheever has over 30 years of experience in the development and management of non-profit entities.

•  Lester L. Colbert, Jr. — In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 1974), and his service on the Audit Committee of the Trust, Mr. Colbert also served as an officer and director of a private company for over 16 years. He also has over 20 years of experience as a private investor.

•  Stephen E. O'Neil — In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 1973), and his service as Chairman of the Audit Committee of the Trust, Mr. O'Neil has over 40 years experience as a lawyer and private investor.

•  David Rosenberg — In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds since 2007, Mr. Rosenberg has over 10 years of experience as a professor of business law.

•  Nathan E. Saint-Amand, M.D. — In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 1986), Dr. Saint-Amand has been a medical doctor for over 40 years and has served on the boards of several non-profit entities.

Officers of the Trust, with information regarding their positions with the Trust and principal occupations, are shown below.

Officers(2):

Name, (Age), Position with the Trust and Address(1)	Principal Occupations	Officer Since
Hal Liebes (49) President	Director, Executive Vice President, Chief Legal Officer, Chief Operating Officer and Secretary of Alger Management since 2006.	2005
Lisa A. Moss (48) Secretary	Assistant General Counsel of Alger Management since 2006, currently serving as Senior Vice President	2006
Steven B. Levine (27) Assistant Secretary	Employed by Alger Management since 2012. Senior Paralegal at The Dreyfus Corporation from 2008 to 2012 and full-time student from 2007-2008.	2012
Michael D. Martins (48) Treasurer	Senior Vice President of Alger Management since 2005.	2005
Anthony S. Caputo (58) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007
Sergio M. Pavone (52) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007
Barry J. Mullen (60) Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of Alger Management since 2006.	2006

(1)  The address of each officer is c/o Fred Alger Management, Inc., 360 Park Avenue South, New York, NY 10010.

(2)  Each officer's term of office is one year. Each officer serves in the same capacity for the other funds in the Fund Complex.

No director, officer or employee of Alger Management or its affiliates receives any compensation from the Trust for serving as an officer of the Trust. The Fund pays each Independent Trustee a fee of $880 for each meeting attended, to a maximum of $3,520 per annum, plus travel expenses incurred for attending the meeting. The Independent Trustee appointed as Chairman of the Board of Trustees receives an additional compensation of $22,500 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, the Fund pays each member of the Audit Committee $75 for each meeting attended to a maximum of $300 per annum.

The Trustees and officers of the Trust are permitted to purchase shares of the Fund without the payment of any sales charge. Applicable sales charges are waived for these individuals because no selling effort by the Distributor, Alger Inc., is involved and in order to promote the alignment of such individuals' economic interests with the Trust.

The Trust did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended October 31, 2012. The following table provides compensation amounts paid to current Independent Trustees of the Trust for the fiscal year ended October 31, 2012.

Compensation Table

Name of Person, Position	Aggregate Compensation From The Alger Funds II	Total Compensation Paid to Trustee from The Alger Fund Complex
Charles F. Baird, Jr.	$15,000	$75,000
Roger P. Cheever	17,598	90,001
Lester L. Colbert, Jr.	16,500	82,500
Stephen E. O'Neil	16,500	82,500
David Rosenberg	15,000	75,000
Nathan E. Saint-Amand	16,500	82,500

The following table shows each current Trustee's beneficial ownership as of December 31, 2012, by dollar range, of equity securities of the Fund and of all of the funds in the Alger Fund Complex overseen by that Trustee. The ranges are as follows: A = none; B = $1 — $10,000; C = $10,001 — $50,000; D = $50,001 — $100,000; E = over $100,000.

None of the Independent Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger Inc. The table reflects Ms. Alger's beneficial ownership of shares of the Fund, and of all Funds in the Alger Fund Complex overseen by Ms. Alger as a Trustee, that are owned by various entities that may be deemed to be controlled by Ms. Alger. Ms. Alger is an interested Trustee.

	Hilary M. Alger	Charles F. Baird, Jr.	Roger P. Cheever	Lester L. Colbert, Jr	Stephen E. O'Neil	David Rosenberg	Nathan E. Saint-Amand
Alger Emerging Markets Fund	C	A	A	A	A	A	A
Aggregate Equity Securities of Funds in the Alger Fund Complex	E	A	E	D	A	A	E

Investment Manager

Alger Management has been in the business of providing investment advisory services since 1964 and, as of December 31, 2013, had approximately $___ billion in mutual fund assets under management as well as $___ billion in other assets under management. Alger Management is indirectly owned by Alger Associates, a financial services holding company. Alger Associates and, indirectly, Alger Management, are controlled by Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, who own in the aggregate in excess of 99% of the voting rights of Alger Associates.

Alger Management serves as investment adviser to the Fund pursuant to a written agreement between the Trust, on behalf of the Fund, and Alger Management (the "Advisory Agreement"), and under the supervision of the Board of Trustees. The services provided by Alger Management under the Advisory Agreement include: making investment decisions for the Fund, placing orders to purchase and sell securities on behalf of the Fund, and selecting broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that Alger Inc. will serve as the Fund's broker in effecting most of the Fund's transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC. Alger Management employs professional securities analysts who provide research services exclusively to the Fund and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser. Alger Management pays the salaries of all officers who are employed by both it and the Fund. Alger Management bears all expenses in connection with the performance of its services under the Advisory Agreement.

As compensation for its services, the Trust has agreed to pay the Manager an investment advisory fee, accrued daily and payable monthly, at the annual rate set forth below as a percentage of the average daily net asset value of the Fund: 1.10%.

To the extent Alger Management waives fees for the Fund, the costs of investing in the Fund are lower. The following examples are intended to help you compare the cost of investing in the Fund, which receives fee waivers or expense reimbursements from Alger Management, with the cost of investing in other mutual funds. The examples assume that you invest $10,000.00 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions the expenses you would pay during each period are noted below.

You would pay the following expenses whether or not you redeemed your shares at the end of each period:

Class	1 Year	3 Years	5 Years	10 Years
Z	$127	$580	$1,059	$2,383

Absent expense reimbursement, expenses would be as follows:

Z	$215	$664	$1,139	$2,452

Alger Management may recoup management fees it waives, but only from fees it collects in the same year.

For the fiscal years ended October 31, 2011, and 2012, Alger Management earned $93,536, and $105,121, respectively, under the terms of its Investment Advisory Agreement with respect to Emerging Fund.

Pursuant to a separate administration agreement between the Trust, on behalf of the Fund, and Alger Management (the "Administration Agreement"), Alger Management also provides administrative services to the Fund, including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Fund; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the Fund's investment portfolio and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Fund, including the Fund's Custodian, Transfer Agent and printers; providing trading desk facilities for the Fund; and supervising compliance by the Fund with recordkeeping and periodic reporting requirements under the Act.

Alger Management's administrative fee is 0.0275% of average daily net assets, and pursuant to an Accounting Agency Agreement between Brown Brothers Harriman & Co. ("BBH") and the Fund, for a fee of 0.014% of the Fund's average daily net assets for the first $5 billion in assets and 0.0125% for assets over $5 billion, BBH will provide accounting and bookkeeping services and calculation of the net asset value of the Fund's shares.

During the fiscal year ended October 31, 2012, Alger Management earned under the terms of the Administration Agreement, $2,628 with respect to the Fund.

Alger Management has also entered into a Shareholder Administrative Services Agreement with the Trust. The services provided and the fees paid pursuant to that agreement are discussed in the "Transfer Agent" section below.

Description of Portfolio Manager Compensation Structure

An Alger portfolio manager's compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for health and retirement benefits available to all Alger employees, including a 401(k) plan sponsored by Alger. A portfolio manager's base salary is typically a function of the portfolio manager's experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his or her job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that is subject to an annual review. The annual bonus is variable from year to year, and considers various factors, including:

•  the firm's overall financial results and profitability;

•  the firm's overall investment management performance;

•  current year's and prior years' pre-tax investment performance (both relative and absolute) of the portfolios for which the individual is responsible, based on the benchmark of each such portfolio;

•  qualitative assessment of an individual's performance with respect to the firm's investment process and standards; and

•  the individual's leadership contribution within the firm.

While the benchmarks and peer groups used in determining a portfolio manager's compensation may change from time to time, Alger Management may refer to benchmarks, such as those provided by Russell Investments and Standard & Poor's, and peer groups, such as those provided by Lipper Inc. and Morningstar Inc., that are widely-recognized by the investment industry.

Alger Management has implemented a long-term deferred compensation program ("LTDC") which gives key personnel the opportunity to have equity-like participation in the long-term growth and profitability of the firm. There is broad participation in the LTDC program amongst the investment professionals. The LTDC reinforces the portfolio managers' commitment to generating superior investment performance for the firm's clients. The awards are invested in Alger mutual funds and have a four year vesting schedule. The total award earned can increase or decrease with the firm's investment and earnings results over the four year period.

Additionally, the Alger Partner's Plan provides key investment executives with phantom equity that allows participants to pro-rata rights to growth in the firm's book value, dividend payments and participation in any significant corporate transactions (e.g. partial sale, initial public offering, merger, etc.). The firm does not have a limit on the overall percentage of the firm's value it will convey through this program. Further, participation in this program will be determined annually.

Other Accounts Managed by Portfolio Managers

The numbers and assets of other accounts managed by the portfolio manager of the Fund as of October 31, 2012 are as follows. Except as noted below, no account's advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Deborah Vélez Medenica	1	$18,963,621	1	$5,721,530	$—

Securities Owned by the Portfolio Managers

The following table shows the portfolio manager's beneficial interest as of December 31, 2012, by dollar range, in the shares of the Fund that she manages. The ranges are as follows: A = none; B = $1 — $10,000; C = $10,001 — $50,000; D = $50,001 — $100,000; E = $100,001 — $500,000; F = $500,001 — $1,000,000; G = over $1,000,000.

Portfolio Manager	Fund	Range
Deborah Vélez Medenica	Alger Emerging Markets Fund	D*

*  A portion of these amounts represents unvested shares held in various deferred compensation plans sponsored by the Manager in which the portfolio manager participates.

Distributor

Alger Inc., an affiliate of Alger Management, serves as the Fund's principal underwriter, or distributor, and receives payments from the Fund under distribution plans in which Class Z Shares do not participate. It also receives brokerage commissions from the Trust (see "Portfolio Transactions").

From time to time Alger Inc., at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in the Trust, in an amount up to 1% of the value of those investments. Alger Inc. may also from time to time, at its expense from its own resources, make payments to other financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of Trust assets or 0.50% annually of Trust sales attributable to that financial intermediary. Alger Inc. determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors Alger Inc. deems relevant. Factors considered by Alger, Inc. generally include the financial intermediary's reputation, ability to attract and retain assets for the Trust, expertise in distributing a particular class of shares of the Trust, entry into target markets, and/or quality of service.

Financial intermediaries with whom Alger Inc. has its most significant arrangements to make additional cash compensation payments are Ameriprise Financial Services, Ameritas Investment Corp., Charles Schwab & Co., Chase Life Insurance, GWFS Equities, Hartford Life Insurance Co., Hartford Securities Distribution Company, Inc., ING America Insurance Holdings Inc., Lincoln Benefit Life, LPL Financial Corporation, Massachusetts Mutual Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith, Midland National Life Insurance Company, Morgan Stanley Smith Barney, National Financial Services Co., OneAmerica Securities, Inc., Pershing LLC, Princor Financial, Prudential Investment Mgmt., UBS Financial Services Inc., Wachovia Bank, and Wells Fargo Advisors. In addition, Alger Inc. may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of Alger Inc. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of the Fund or the amount of proceeds received by the Fund on the sale of shares.

Independent Registered Public Accounting Firm

[_________________] serves as the Trust's independent registered public accounting firm.

CODE OF ETHICS

Alger Management personnel ("Access Persons") are permitted to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to the restrictions and procedures of the Trust's Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must pre-clear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can get a copy of the Trust's Code of Ethics by calling the Trust toll-free at (800) 992-3863.

TAXES

The following is a summary of selected federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the Fund.

The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If qualified as a regulated investment company, the Fund will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, the Fund must, among other things: (1) distribute to its shareholders at least 90% of its taxable net investment income and net realized short-term capital gains; (2) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to the Fund's business of investing in securities; and (3) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, the Fund may be restricted in the utilization of certain of the investment techniques described above and in the Fund's prospectus. As a regulated investment company, the Fund is subject to a non-deductible excise tax of 4% with respect to certain undistributed amounts of income and capital gains during the calendar year. The Trust expects the Fund to make additional distributions or change the timing of its distributions so as to avoid the application of this tax. Although the Trust expects the Fund to make such distributions as are necessary to avoid the application of this tax, certain of such distributions, if made in January, might be included in the taxable income of shareholders in the year ended in the previous December.

Payments reflecting the dividend income of the Fund will not qualify for the dividends-received deduction for corporations if the Fund sells the underlying stock before satisfying a 46-day holding period requirement (91 days for certain preferred stock). Dividends-received deductions will be allowed to a corporate shareholder only if similar holding period requirements with respect to shares of the Fund have been met.

In general, any gain or loss on the redemption or exchange of Fund shares will be long-term capital gain or loss if held by the shareholder for more than one year, and will be short-term capital gain or loss if held for one year or less. However, if a shareholder receives a distribution taxable as long-term capital gain with respect to Fund shares, and redeems or exchanges the shares before holding them for more than six months, any loss on the redemption or exchange up to the amount of the distribution will be treated as a long-term capital loss.

Dividends of the Fund's net investment income and distributions of its short-term capital gains will generally be taxable as ordinary income. Distributions of long-term capital gains will be taxable as such at the appropriate rate, regardless of the length of time you have held shares of the Fund.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings and shareholders may receive dividends in an earlier year than would otherwise be the case.

Investors considering buying shares of the Fund just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment.

If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a 28 percent "backup withholding tax" with respect to (i) any taxable dividends and distributions and (ii) any proceeds of any redemption of Fund shares. An individual's taxpayer identification number is his or her social security number. The 28 percent backup withholding tax is not an additional tax and may be credited against a shareholder's regular federal income tax liability.

Shortly after the close of each calendar year, you will receive a statement setting forth the dollar amounts of dividends and any distributions for the prior calendar year and the tax status of the dividends and distributions for federal income tax purposes. You should consult your tax adviser to assess the federal, state and local tax consequences of investing in the Fund. This discussion is not intended to address the tax consequences of an investment by a nonresident alien.

DIVIDENDS

Each share class will be treated separately in determining the amounts of dividends or investment income and distributions of capital gains payable to holders of its shares. Dividends and distributions will be automatically reinvested at net asset value on the payment date in additional shares of the class that paid the dividend or distribution at net asset value, unless you elected to have all dividends and distributions paid in cash or reinvested at net asset value into the same class of shares of another identically registered Alger Fund account you have established. In addition, accounts whose dividend/distribution checks have been returned as undeliverable shall reinvest that dividend/distribution at the net asset value next determined after the Transfer Agent receives the undelivered check. Furthermore, all future dividend/distribution checks shall be reinvested automatically at net asset value on the payment date until a written request for reinstatement of cash distribution and a valid mailing address are provided by the shareholder(s). Shares purchased through reinvestment of dividends and distributions are not subject to a CDSC or front-end sales charge except as described above. Any dividends of the Fund are declared and paid annually. Distributions of any net realized short-term and long-term capital gains earned by the Fund usually will be made annually after the close of the fiscal year in which the gains are earned.

The classes of the Fund may have different dividend and distribution rates. Class A and Class I dividends generally will be greater than those of Class C due to the higher Rule 12b-1 fees associated with Class C Shares. Dividends on Class Z shares will generally be greater than those of the other Classes due to the absence of Rule 12b-1 fees. However, dividends paid to each class of shares in the Fund will be declared and paid at the same time and will be determined in the same manner as those paid to each other class.

CUSTODIAN AND TRANSFER AGENT

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 serves as custodian for the Trust pursuant to a custodian agreement under which it holds the Fund's assets. State Street Bank and Trust Company serves as transfer agent for the Fund pursuant to a transfer agency agreement with transfer agent services provided by State Street's affiliate, Boston Financial Data Services, Inc. ("Boston Financial"). Under the transfer agency Agreement, Boston Financial processes purchases and redemptions of shares of the Fund, maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust, and distributes any dividends and distributions payable by the Fund. The Trust, Alger Inc. (or its affiliates) and non-affiliated third-party service providers may enter into agreements for recordkeeping services.

Pursuant to the transfer agency agreement, Boston Financial is compensated on a per-account and on an asset-based basis. The Trust has entered into a Shareholder Administrative Services Agreement with Alger Management to act as a liaison and to provide administrative oversight of Boston Financial and related services. During the fiscal year ended October 31, 2012, the Fund paid to Alger Management, under the Shareholder Administrative Services Agreement, $1,031.

CERTAIN SHAREHOLDERS

The following table contains information regarding persons who own of record, five percent or more of any class of the shares of the Fund. All holdings are expressed as a percentage of a class of the Fund's outstanding shares as of November 30, 2013. Unless otherwise indicated, the Fund has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. Trustees and officers of the Trust as a group directly own less than 1% of each class of the Fund.

Emerging Markets Fund — Class A
Fred Alger Management, Inc. Harborside Financial Center 600 Plaza One Jersey City, New Jersey 07311-4041	37.12%*
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	20.02%
UBS WM USA Omni Account M/F Attn. Dept. Manager 1000 Harbor Blvd. 5th Floor Weehawken, NJ 07086-6761	23.95%
Emerging Markets Fund — Class C
Robert W. Baird & Co Inc. 777 East Wisconsin Avenue Milwaukee, WI 53202-5391	6.41%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	38.89%*
UBS WM USA Omni Account M/F Attn. Dept. Manager 1000 Harbor Blvd. 5th Floor Weehawken, NJ 07086-6761	23.06%
Emerging Markets Fund — Class I
Fred Alger Management, Inc. Harborside Financial Center 600 Plaza One Jersey City, New Jersey 07311-4041	94.85%*

*  A shareholder who owns more than 25% of the voting securities of a fund is deemed to "control" the fund under the Act, and may heavily influence a shareholder vote.

ORGANIZATION

The Trust is an investment company. From its inception in 1968 until February 12, 1996, Alger Spectra Fund was organized as Spectra Fund, Inc., a Massachusetts business corporation, and had operated as a registered closed-end investment company since 1978. Shares of closed-end investment companies, unlike those of open-end companies, are ordinarily not redeemable and are not continuously offered for sale to the public. On February 12, 1996, Spectra Fund, Inc. reorganized as a Massachusetts business trust and also converted to an open-end investment company, or "mutual fund." In connection with the reorganization, the name of the Trust was changed from "Spectra Fund, Inc." to "Spectra Fund." The Trust is authorized to offer an unlimited number of shares. The Trust changed its name to "The Spectra Funds" on January 4, 2007, and to "The Alger Funds II" on September 24, 2008.

The Trust is now a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

The word "Spectra" in Spectra Fund's name has been adopted pursuant to a provision contained in the Trust Agreement. Under that provision, Alger Management may terminate the Trust's license to use the word "Spectra" in a fund name when Alger Management ceases to act as the Trust's investment manager. The previously existing shares in those portfolios were designated Class A Shares on September 24, 2008. Class A shares have an initial sales charge. Class C Shares, which are subject to a CDSC, and Class I Shares, which are not subject to sales charges, were created on September 24, 2008. On September 24, 2008, the names of the Trust and its portfolios were changed to their current names.

The Trust currently has four series in addition to Spectra Fund. Alger Green Fund commenced operations on January 12, 2007. Alger Analyst Fund commenced operations on April 2, 2007. Alger Dynamic Opportunities Fund commenced operations on November 2, 2009. Alger Emerging Markets Fund commenced operations on December 29, 2010. Previously there were two additional series of the Trust. Alger Technology Fund, commenced operations on December 8, 2007, and was liquidated on April 30, 2009, and Alger International Opportunities Fund commenced operations on March 1, 2007, and was liquidated on January 21, 2011. All consideration received by the Trust for shares of a series, and all assets in which such consideration is invested, will belong to that series (subject only to the rights of creditors of the Trust) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, a series will be treated separately from those of the other series. The Trust has the ability to create, from time to time, new series without shareholder approval.

Rule 18f-2 under the Act provides that any matter required to be submitted under the provisions of the Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of the independent registered public accounting firm and the election of Trustees from the separate voting requirements of the Rule.

The Class A, C, I and Z Shares differ in that: (a) each class has a different class designation; (b) the Class A Shares are subject to initial sales charges; (c) the Class C Shares are subject to CDSCs, and certain Class A Shares may also be subject to a CDSC; (d) each of Class A, C and I Shares are subject to different distribution and/or service fees; (e) Class Z Shares are not subject to distribution and/or service fees; (f) to the extent that one class alone is affected by a matter submitted to a vote of the shareholders, then only that class has voting power on the matter; and (g) the exchange privileges of each class differ from those of the others.

Although, as a Massachusetts business trust, the Trust is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust's Declaration of Trust.

Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10 percent of the Trust's outstanding shares.

Shares do not have cumulative voting rights, which means that holders of more than 50 percent of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified other than by majority vote. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants, and by class within a fund on matters in which the interests of one class differ from those of another; see also item (f) in the third preceding paragraph. Physical share certificates are not issued for shares of the Fund.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote.

Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

Emerging Fund is classified as a "diversified" investment company under the Act. A "diversified" investment company is required, with respect to 75% of its assets, to limit its investment in any one issuer (other than the U.S. government and other investment companies) to no more than 5% of the investment company's total assets. The Fund intends to continue to qualify as "regulated investment companies" under the Internal Revenue Code; one of the requirements for such qualification is a quarterly diversification test, applicable to 50% (rather than 75%) of the Fund's assets, similar to the requirement stated above. Under the Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of The Alger Funds II has delegated authority to vote all proxies related to the funds' portfolio securities to Alger Management, the funds' investment manager. Alger Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, maintains discretionary authority over client accounts, including the Fund, and is responsible for voting proxies of all foreign and domestic securities held in the Fund. Alger Management views the responsibility its clients have entrusted to it seriously and has adopted and implemented written policies and procedures designed to ensure that proxies are voted in the best interests of its clients.

Alger Management delegates its proxy voting authority for all foreign and domestic securities held in the funds to Institutional Shareholder Services Inc. ("ISS"), a leading proxy voting service provider and registered investment adviser. ISS votes proxies strictly in accordance with pre-determined proxy voting guidelines intended to vote proxies in the clients' best interests. To the extent ISS has a material conflict of interest with the company whose proxies are at issue, ISS may recuse itself from voting proxies. Alger Management monitors ISS's proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of the applicable fund. Further, Alger Management has a process in place for making voting determinations in the event of a conflict of interest.

Alger Management maintains records of its proxy voting policies and procedures. Alger Management or ISS, on Alger Management's behalf, maintains proxy statements received regarding securities held by the Fund; records of votes cast on behalf of the Fund; records of requests for proxy voting information; and any documents prepared that were material to making a voting decision.

No later than August 31st each year, the Fund's proxy voting record for the most recent 12 months ended June 30th will be available upon request by calling (800) 992-3863 and on the Fund's website and on the Securities and Exchange Commission's website at http://www.sec.gov.

The following is a summary of the pre-determined voting guidelines used by Alger Management or ISS, on Alger Management's behalf, to vote proxies of securities held by the funds.

FINANCIAL STATEMENTS

The Trust's audited financial statements for the year ended October 31, 2013 are contained in its Annual Report to Shareholders for that period and are hereby incorporated by reference. Copies of the Annual Report to Shareholders of the Fund may be obtained by telephoning (800) 992-3863.

POTENTIAL CONFLICTS OF INTEREST

Information in the following discussion relating to the business, practices, policies and rights of Alger Management and its affiliates has been provided by Alger Management.

Summary

Alger Management is owned by Alger Inc., a registered broker-dealer and a member of the New York Stock Exchange, which is wholly-owned by Alger Associates. Alger Inc. serves as the principal underwriter for the Fund and as a broker-dealer for securities trades placed on behalf of Alger Management clients and accounts. Alger Inc. does not conduct public brokerage business and substantially all of its transactions are for clients of Alger Management if their investment guidelines and relevant regulations that govern their accounts allow it. Neither the Alger Management nor any of its management personnel is registered or plans to register as a futures commission merchant, commodity pool operator, commodity trading advisor, or an associated person of these entities.

In addition to serving as investment adviser of the mutual funds in the Alger Family of Funds, Alger Management is the investment adviser to Alger Dynamic Return Fund LLC, a Delaware limited liability company, as well as to Alger SICAV, a publicly offered pooled investment vehicle registered in Luxembourg. Alger Management also serves as a sub-adviser to third-party registered investment companies. From time to time, the Manager, its affiliates or a related person ("Alger Affiliates") may own significant stakes in one or more of the above.

Alger Affiliates also have other direct and indirect interests in the equity markets, directly or through investments in pooled products, in which the Fund directly and indirectly invests. Investors should be aware that this may cause Alger Affiliates to have conflicts that could disadvantage the Funds.

As a registered investment adviser under the Investment Advisers Act of 1940, as amended, Alger Management is required to file and maintain a registration statement on Form ADV with the SEC. Form ADV contains information about assets under management, types of fee arrangements, types of investments, conflicts and potential conflicts of interest, and other relevant information regarding Alger Management. Alger Management's Form ADV is available on the SEC's website (www.adviserinfo.sec.gov).

Conflicts as a Result of the Manager's Other Affiliates

Selection of Administrative and Other Service Providers. Alger Management may choose to (and currently does) have Alger Affiliates provide administrative services, shareholder services, brokerage and other account services to the Fund. While any such engagement would be on market terms, it will nevertheless result in greater benefit to Alger Management than hiring a similarly qualified unaffiliated service provider.

In connection with these services and subject to applicable law, Alger Affiliates, including the Manager, may from time to time, and without notice to investors or clients, in-source or outsource certain processes or functions that it provides in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest, including which processes or functions to in-source or outsource, which entity to outsource to, and the fees charged by the Alger Affiliates or the third party.

Information the Investment Adviser May Receive. Alger Management and its affiliates may have access to the current status of certain markets, investments and funds because of Alger Affiliates' brokerage and other activities. Alger Affiliates may therefore possess information which, if known to Alger Management, might cause Alger Management to seek to dispose of, retain or increase interests in investments held by a Fund, or acquire certain positions on behalf of the Fund. Moreover, Alger Management and its affiliates may come into possession of material, non-public information that would prohibit or otherwise limit its ability to trade on behalf of the Fund. A fund not advised by Alger Management would not be subject to these restrictions. Alger Management maintains policies designed to prevent the disclosure of such information; however, such policies may not fully address situations described above.

Allocation Issues

As Alger Management manages multiple accounts or funds managed or advised by Alger Affiliates (including Alger Management) or in which Alger Affiliates (including Alger Management) or its personnel have interests (collectively, the "client/Alger Affiliates accounts"), issues can and do arise as a result of how Alger Management allocates investment opportunities. In an effort to treat all clients/Alger Affiliates reasonably in light of all factors relevant to managing an account, trades will generally be allocated pro rata among the funds and client/Alger Affiliates accounts whenever possible. There are exceptions to this practice, however, as described below:

Unusual Market Conditions. During periods of unusual market conditions, Alger Management may deviate from its normal trade allocation practices. During such periods, Alger Management will seek to exercise a disciplined process for determining its actions to appropriately balance the interests of all accounts, including the Fund, as each determines in its sole discretion.

Availability of Investments. The availability of certain investments such as initial public offerings or private placements may be limited. In such cases, not all client/Alger Affiliates accounts (including the Fund) will receive an allocation. As a result, the amount, timing, structuring or terms of an investment by the Fund may differ from, and performance may be lower than, investments and performance of other client/Alger Affiliates accounts.

Alger Management, as a general practice, allocates initial public offering shares and other limited availability investments pro rata among the eligible client/Alger Affiliates accounts (including the Funds). An account or accounts may not receive an allocation because it lacks available cash, is restricted from making certain investments, the account pays a performance fee, or due to co-investment by Alger Affiliates. When a pro rata allocation of limited availability investments is not possible or is not appropriate, Alger Management considers numerous other factors to determine an appropriate allocation. These factors include (i) Alger Management's good faith assessment of the best use of such limited opportunities relative to the objectives (ii) account investment horizons, investment objectives and guidelines; (iii) different levels of investment for different strategies; (iv) client-specific investment guidelines and restrictions; (v) the expected future capacity of applicable funds or client/Alger Affiliates accounts; (vi) fully directed status of brokerage accounts; (vii) tax sensitivity of accounts; (viii) suitability requirements and the nature of investment opportunity; (ix) account turnover guidelines; (x) cash and liquidity considerations, including without limitation, availability of cash for investment; (xi) relative sizes and expected future sizes of applicable accounts; (xii) availability of other appropriate investment opportunities; and/or (xiii) minimum denomination, minimum increments, de minimus threshold and round lot consideration. Suitability considerations may include (i) relative attractiveness of a security to different accounts; (ii) concentration of positions in an account; (iii) appropriateness of a security for the benchmark and benchmark sensitivity of an account; (iv) an account's risk tolerance, risk parameters and strategy allocations; (v) use of the opportunity as a replacement for a security Alger Management believes to be attractive for an account; and/or (vi) considerations related to giving a subset of accounts exposure to an industry.

In some cases, it is possible that the application of these factors may result in certain client/Alger Affiliates accounts receiving an allocation when other accounts do not. Moreover, Alger Affiliates, or accounts in which Alger Affiliates and/or employees have interests, may receive an allocation or an opportunity not allocated to other accounts or the Fund.

Differing Guidelines, Objectives and Time Horizons. Because client/Alger Affiliates accounts (including the Fund) are managed according to different strategies and individual client guidelines, accounts may not be able to participate in a transaction or strategy employed by Alger Management.

Actions taken by one account could affect others. For example, in the event that withdrawals of capital result in one account selling securities, this could result in securities of the same issuer falling in value, which could have a material adverse effect on the performance of other accounts (including the Fund) that do not sell such positions.

Alger Affiliates may also develop and implement new strategies, which may not be employed in all accounts or pro rata among the accounts where they are employed, even if the strategy is consistent with the objectives of all accounts. Alger Affiliates may make decisions based on such factors as strategic fit and other portfolio management considerations, including an account's capacity for such strategy, the liquidity of the strategy and its underlying instruments, the account's liquidity, the business risk of the strategy relative to the account's overall portfolio make-up, the lack of efficacy of, or return expectations from, the strategy for the account, and any such other factors as Alger Affiliates deem relevant in their sole discretion. For example, such a determination may, but will not necessarily, include consideration of the fact that a particular strategy will not have a meaningful impact on an account given the overall size of the account, the limited availability of opportunities in the strategy and the availability of other strategies for the account.

Investing in Different Classes of the Same Issuer. Conflicts also arise when one or more client/Alger Affiliates accounts (including a fund) invests in different classes of securities of the same issuer. As a result, one or more client/Alger Affiliates accounts may pursue or enforce rights with respect to a particular issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. For example, if a client/Alger Affiliates account holds debt securities of an issuer and the Fund holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the client/Alger Affiliates account which holds the debt securities may seek a liquidation of the issuer, whereas the Fund which holds the equity securities may prefer a reorganization of the issuer. In addition, Alger Management may also, in certain circumstances, pursue or enforce rights with respect to a particular issuer jointly on behalf of one or more client/Alger Affiliates accounts, the Fund, or Alger Affiliates. The Fund may be negatively impacted by Alger Affiliates' and other client/Alger Affiliates accounts' activities, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case had Alger Affiliates and other client/Alger Affiliates accounts not pursued a particular course of action with respect to the issuer of the securities.

Conflicts Related to Timing of Transactions. When Alger or a client/Alger Affiliates account implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for the Fund (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results. In addition, the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged. Alger Affiliates may, in certain cases, implement internal policies and procedures designed to limit such consequences to client/Alger Affiliates accounts, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Moreover, each client/Alger Affiliates account is subject to independent management. Given the independence in the implementation of advice to these accounts, there can be no warranty that such investment advice will be implemented simultaneously. Neither Alger Management nor its affiliates will always know when advice issued has been executed and, if so, to what extent. Alger Management and its affiliates will use reasonable efforts to procure timely execution. It is possible that prior execution for or on behalf of an account could adversely affect the prices and availability of the securities and instruments in which the Funds invests. In other words, an account, by trading first, may increase the price or decrease the availability of a security to the Fund. In some instances, Alger Management is retained under a managed account or wrap program in which the client pays a single fee to the program sponsor, out of which fee the program sponsor pays Alger Management the management fee. The sponsor then executes trades without additional commission charges. Alger Management is directed by clients in these wrap programs to effect transactions for their accounts through the program sponsor or the sponsor's broker-dealer affiliate. In other instances, internal policies designed to facilitate trade aggregation may result in delays in placing trades, which may adversely affect trade execution.

The fact that personnel of certain Alger Affiliates are dedicated to one or more funds, accounts or clients may be a factor in determining the timing of implementation and allocation of opportunities sourced by such personnel. Alger Affiliates may also consider reputational matters and other considerations. Differences in allocations will affect the performance of the Funds.

Cross Transactions. From time to time and for a variety of reasons, certain client/Alger Affiliates accounts may buy or sell positions in a particular security while the Fund is undertaking the opposite strategy. Trading in the opposite manner could disadvantage the Fund. Moreover, Alger Affiliates may have a potentially conflicting division of loyalties and responsibilities to both parties in such a case. For example, Alger Management will represent both the Fund on one side of a transaction and another account on the other side of the trade (including an account in which Alger Affiliates may have a proprietary interest) in connection with the purchase of a security by the Fund. In an effort to reduce this negative impact, and when permitted by applicable law, the accounts may enter into "cross transactions." A cross transaction, or cross trade, occurs when the Manager causes a fund to buy securities from, or sell a security to, another client of Alger Management or Alger Affiliates. Alger Management will ensure that any such cross transactions are effected on commercially reasonable market terms and in accordance with applicable law, including but not limited to Alger Management's fiduciary duties to all accounts.

Valuation of Assets. Alger Affiliates may have a conflict of interest in valuing the securities and other assets in which the Fund may invest. Alger Management is generally paid an advisory fee based on the value of the assets under management, so more valuable securities will result in a higher advisory fee. Alger Management may also benefit from showing better performance or higher account values on periodic statements.

Certain securities and other assets in which the Fund may invest may not have a readily ascertainable market value and will be valued by Alger Management in accordance with the valuation guidelines described in the valuation procedures adopted by the Fund. Such securities and other assets may constitute a substantial portion of the Fund's investments. Alger Management's ability to misstate the value of securities is greater with respect to illiquid securities like those just described.

Alger Affiliates may hold proprietary positions in the Fund. One consequence of such proprietary positions is that Alger Management may be incented to misstate the value of illiquid securities.

Regulatory Conflicts. From time to time, the activities of the Funds may be restricted because of regulatory or other requirements applicable to Alger Affiliates and/or their internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. As a result, Alger Affiliates may implement internal restrictions that delay or prevent trades for the Fund, which could result in less favorable execution of trades and may impact the performance of the Fund.

Certain activities and actions may be considered to result in reputational risk or disadvantage for the management of the Fund and Alger Management as well as for other Alger Affiliates. Similar situations could arise if Alger Affiliates serve as directors of companies the securities of which the Fund wishes to purchase or sell or is representing or providing financing to another potential purchaser. The larger Alger Management's investment advisory business and Alger Affiliates' businesses, the larger the potential that these restricted list policies will impact the performance of the Fund.

Other Potential Conflicts Relating to the Management of the Fund by the Manager

Potential Conflicts Relating to Alger Affiliates' Proprietary Activities and Activities On Behalf of Other Accounts. Alger Management may purchase or sell, for itself or Alger Affiliates, mutual funds or other pooled investment vehicles, commercial paper or fixed-income securities that it recommends to its clients. The results achieved by Alger Affiliates proprietary accounts may differ from those achieved for other accounts. Alger Management will manage the Fund and its other client/Alger Affiliates accounts in accordance with their respective investment objectives and guidelines. However, Alger Management may give advice, and take action, with respect to any current or future client/Alger Affiliates accounts that may compete or conflict with the advice Alger Management may give to the Fund including with respect to the return of the investment, the timing or nature of action relating to the investment or method of exiting the investment.

The directors, officers and employees of Alger Affiliates, including Alger Management, may buy and sell securities or other investments for their own accounts (including through investment funds managed by Alger Affiliates, including Alger Management). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, Alger Management has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Alger Management has adopted a codes of ethics (the "Code of Ethics") and monitoring procedures relating to certain personal securities transactions by personnel of Alger Management which Alger Management deems to involve potential conflicts involving such personnel, client/Alger Affiliates accounts managed by Alger Management and the Fund. The Code of Ethics requires that personnel of Alger Management comply with all applicable federal securities laws and with the fiduciary duties and anti-fraud rules to which Alger Management is subject. The Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC's Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.

Potential Conflicts in Connection With Proxy Voting

Alger Management has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of clients, including the Fund, and to help ensure that such decisions are made in accordance with Alger Management's fiduciary obligations to its clients. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of Alger Management may have the effect of favoring the interests of other clients or Alger Affiliates provided that Alger Management believes such voting decisions to be in accordance with its fiduciary obligations. In other words, regardless of what Alger Management's conflict of interest is, the importance placed on exercising a client's right to vote dictates that Alger Management will cast the vote in accordance with its voting guidelines even if Alger Management, its affiliate, or its client, somehow, indirectly, benefits from that vote. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled "Proxy Voting Policies and Procedures."

Conflicts in Connection with Sales-related Incentives. Alger Affiliates and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. Alger Affiliates and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for some products or services, and the remuneration and profitability to Alger Affiliates and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.

Conflicts may arise in relation to sales-related incentives. Alger Affiliates and its personnel may receive greater compensation or greater profit in connection with the certain funds than with other funds. Differentials in compensation may be related to the fact that Alger Affiliates may pay a portion of its advisory fee to an unaffiliated investment adviser, or to other compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of Alger Affiliates and its personnel to recommend certain funds in the Alger Family of Funds over other funds, including the Fund.

Alger Affiliates may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Fund, or who engage in transactions with or for the Fund. For example, Alger Affiliates regularly participate in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help Alger Affiliates understand the consultant's points of view on the investment management process. Consultants and other parties that provide consulting or other services or provide service platforms for employee benefit plans to potential investors in the Fund may receive fees from Alger Affiliates or the Fund in connection with the distribution of shares in the Fund or other Alger Affiliates products. For example, Alger Affiliates may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, or other products or services offered or managed by Alger Management. Alger Affiliates may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. Alger Affiliates'membership in such organizations allows Alger Affiliates to participate in these conferences and educational forums and helps Alger Affiliates interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, Alger Affiliates' personnel, including employees of Alger Affiliates, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Fund or that may recommend investments in the Fund or distribute the Fund. In addition, Alger Affiliates, including Alger Management, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. Personnel of Alger Affiliates may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Fund or other dealings with the Fund that create incentives for them to promote the Funds or certain portfolio transactions.

To the extent permitted by applicable law, Alger Affiliates or the Fund may make payments to authorized dealers and other financial intermediaries ("Intermediaries") from time to time to promote client/Alger Affiliates accounts, the Fund and other products. In addition to placement fees, sales loads or similar distribution charges, payments may be made out of Alger Affiliates' assets, or amounts payable to Alger Affiliates rather than a separately identified charge to the Fund, client/Alger Affiliates accounts or other products. Such payments may compensate Intermediaries for, among other things: marketing the Fund, client/Alger Affiliates accounts and other products (which may consist of payments resulting in or relating to the inclusion of the Fund, client/Alger Affiliates accounts and other products on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries); access to the Intermediaries' registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; fees for directing investors to the Fund, client/Alger Affiliates accounts and other products; "finders fees" or "referral fees" or other fees for providing assistance in promoting the Fund, client/Alger Affiliates accounts and other products (which may include promotions in communications with the Intermediaries' customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Fund, client/Alger Affiliates accounts and other products. Such payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of interests sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. Furthermore, subject to applicable law, such payments may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs. The additional payments by Alger Affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing or other investor services that are in addition to the fees paid for these services by such products.

The payments made by Alger Affiliates or the Fund may be different for different Intermediaries. The payments may be negotiated based on a range of factors, including but not limited to, ability to attract and retain assets, target markets, customer relationships, quality of service and industry reputation. Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.

Potential Conflicts in Connection with Brokerage Transactions

Trade Aggregation. If Alger Management believes that the purchase or sale of a security is in the best interest of more than one client/Alger Affiliates account (including the Fund), it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Aggregation of trades under this circumstance should, on average, decrease the costs of execution. In the event Alger Management aggregates a trade for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of trades is expected to be used, allocations are generally pro rata and if not, will be designed so as not to systematically and consciously favor or disfavor any account in the allocation of investment opportunities. The accounts aggregated may include registered and unregistered investment companies, Alger Affiliates Accounts (including the Fund), and separate accounts. Transaction costs will be shared by participants on a pro-rata basis according to their allocations.

When orders are aggregated for execution, it is possible that Alger Affiliates will receive benefits from such trades, even in limited capacity situations. Alger Management maintains policies and procedures that it believes are reasonably designed to deal equitably with conflicts of interest that may arise in certain situations when purchase or sale orders for an account are aggregated for execution with orders for Alger Affiliates Accounts. Alger Management may aggregate trades for its clients and affiliates in private placements pursuant to internally developed procedures. In such cases, Alger Management will only negotiate the price of such investments, and no other material terms of the offering, and will prepare a written allocation statement reflecting the allocation of the securities.

Alger Management is not required to bunch or aggregate trades if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating is not practicable, or with respect to client directed accounts.

Even when trades are aggregated, prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

Soft Dollars. Alger Management relies primarily on its own internal research group to provide primary research in connection with buy and sell recommendations. However, the Alger Management may receive indirect research, whether a product or a service, in exchange for soft dollar credits (commissions earned on Fund trades). Such research generally will be used as a secondary source of research information. The research services that Alger Management may receive from brokerage firms include research on specific industries and companies; macroeconomic analyses; analyses of national and international events and trends; evaluations of thinly traded securities; computerized trading screening techniques and securities ranking services; and general research services (i.e., Bloomberg, Reuters).

Commissions for the combination of execution and research services may be higher than for execution services alone. Alger Management may pay higher commissions for receipt of brokerage and research services in connection with securities trades that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act. This benefits the Alger Management because it does not have to pay for the research, products, or services. Such benefit gives Alger Management an incentive to select a broker-dealer based on its interest in receiving the research, products, or services rather than on its clients' interest in receiving the most favorable execution.

Research or other services obtained in this manner may be used in servicing any or all of the funds and other client/Alger Affiliates accounts. This includes client/Alger Affiliates accounts other than those that pay commissions to the broker providing soft dollar benefits. To the extent permitted by applicable law, such products and services may disproportionately benefit other client/Alger Affiliates accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other client/Alger Affiliates accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account, and may be used in managing another client's account.

Alger Management has entered into certain commission sharing arrangements that it considers soft dollar arrangements, and that comply with the terms of Section 28(e) of the Securities Exchange Act. A commission sharing arrangement is an arrangement that allows Alger Management to aggregate commissions at a particular broker-dealer and have that broker-dealer pay various other broker-dealers from this pool for the research and research services the firms have provided to the Alger Management. These arrangements allow Alger Management to limit the broker-dealers it trades with, while maintaining valuable research relationships.

In certain cases, a research service may serve additional functions that are not related to the making of investment decisions (such as accounting, record keeping or other administrative matters). Where a product obtained with commissions has such a mixed use, Alger Management will make a good faith allocation of the cost of the product according to its use. Alger Management will not use soft dollars to pay for services that provide only administrative or other non-research assistance.

APPENDIX

Description of certain rating categories assigned by Standard & Poor's, a division of the McGraw-Hill Companies, Inc ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch, Inc. ("Fitch"), Dominion Bond Rating Service Limited ("DBRS") and A. M. Best Company, Inc. ("Best").

Commercial Paper and Short-Term Ratings

The designation A-l by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-l.

The rating Prime-l (P-l) is the highest commercial paper rating assigned by Moody's. Issuers of P-l paper must have a superior capacity for repayment of short-term promissory obligations and ordinarily will be evidenced by leading market positions in well-established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The rating Fitch-l (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-l is regarded as having the strongest degree of assurance for timely payment. The rating Fitc-h2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

Bond and Long-Term Ratings S&P

Bonds rated AA by S&P are judged by S&P to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (S&P's highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

S&P's BBB-rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

Debt rated BB and B by S&P is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

Debt rated B by S&P has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB rating.

MOODY'S

Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment in the future.

Moody's Baa-rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Bonds rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds rated B by Moody's generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH

Bonds rated AAA by Fitch are judged by Fitch to be strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Fitch's BB-rated bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

Fitch's B-rated bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

DBRs

Bonds rated AAA by DBRS are considered to be of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the A category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

Bonds rated BBB are considered to be of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

Bonds rated "B" are regarded as highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

A.M. Best

The issuer of long-term debt rated aaa has, in A.M. Best's opinion, an exceptional ability to meet the terms of its obligation. The rating aa is assigned to issues where the issuer has, in A.M. Best's opinion, a very strong ability to meet the terms of its obligation., and issues are rated a where the ability to meet the terms of the obligation is regarded as strong. The issuer of debt rated bbb is considered to have an adequate ability to meet the terms of its obligation but to be more susceptible to changes in economic or other conditions.

The issuer of bb-rated long-term debt has, in A.M. Best's opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes. The issuer of long-term debt rated b is considered to have extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

Investment Manager:

Fred Alger Management, Inc.

360 Park Avenue South

New York, New York 10010

Distributor:

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, New York 10010

Transfer Agent:

State Street Bank and Trust Company

c/o Boston Financial Data Services, Inc.

Attn: The Alger Family of Funds

P.O. Box 8480

Boston, MA 02266-8480

Independent Registered Public Accounting Firm:

Counsel:

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038

The Alger Funds II

STATEMENT OF
ADDITIONAL
INFORMATION

February 19, 2014

SSAI-II

PART C

OTHER INFORMATION

Item 28.          Exhibits

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

(a)	Amended and Restated Declaration of Trust dated September 13, 2012 (5)

(b)	Amended and Restated By-laws of Registrant 12/7/2004 (1)

(c)	See Exhibits (a) and (b)

(d-1)	Investment Advisory Agreement between The Alger Funds II and Fred Alger Management, Inc., dated November 2, 2009 (4)

(d-2)	Revised Fee Schedule dated September 13, 2012 (5)

(d-3)	Contract to Support Fee Waiver/Expense Reimbursement — filed herewith

(e)	Amended and Restated Distribution Agreement of The Alger Funds II, as amended September 24, 2008 (4)

(g)	Custodian Agreement between Registrant and Brown Brothers Harriman & Co. dated February 29, 2008 - (2)

(h-1)	Shareholder Administrative Services Agreement among Alger Shareholder Services, Inc., the Registrant, et. al. effective 2/28/2005 (1)

(h-2)	Amendment No. 3 to the Shareholder Administrative Services Agreement, effective December 29, 2010 (4)

(h-3)	Transfer Agency and Service Agreement Between Certain Investment Companies Managed by Fred Alger Management, Inc. (including Registrant) and State Street Bank and Trust Company 11/22/2004 (1)

(h-4)

Transfer Agency and Service Agreement Between Certain Investment Companies Managed by Fred Alger Management, Inc. (including Registrant) and State Street Bank and Trust Company First Amendment March 9, 2006 (4)

(h-5)

Transfer Agency and Service Agreement Between Certain Investment Companies Managed by Fred Alger Management, Inc. (including Registrant) and State Street Bank and Trust Company Second Amendment November 21, 2009 (4)

(h-6)	Administration Agreement between Registrant and Fred Alger Management, Inc., dated September 22, 2011 (4)

(h-7)	Accounting Agency Agreement between Registrant and Brown Brothers Harriman & Co. dated February 29, 2008 (2)

(h-8)	Amendment to the Accounting Agency Agreement between Registrant and Brown Brothers Harriman & Co., dated June 1, 2009 (4)

(h-9)	Amendment to the Accounting Agency Agreement between Registrant and Brown Brothers Harriman & Co., dated October 24, 2011 (4)

(i)	Opinion and Consent of Sullivan & Worcester (3)

(j)	Consent of to be filed by further amendment

(m-1)	Class A Distribution Plan of The Alger Funds II, dated September 24, 2008 (4)

(m-2)	Class C Distribution Plan of The Alger Funds II, dated September 24, 2008 (4)

(m-3)	Class I Distribution Plan of The Alger Funds II, dated September 24, 2008 (4)

(n)	Rule 18f-3 Multiple Class Plan dated September 14, 2010 (4)

(p)	Amended and Restated Code of Ethics (4)

(q-1)

Powers of Attorney executed by Daniel C. Chung, Michael D. Martins, Hilary M. Alger, Stephen E. O’Neil, Charles F. Baird, Jr., Roger P. Cheever, Lester L. Colbert, Jr., Nathan E. Saint-Amand, M.D. and David Rosenberg (4)

(1)	Incorporated by reference to Post-Effective Amendment No. 13 filed with the SEC on February 18, 2005.

(2)	Incorporated by reference to Post-Effective Amendment No. 24 filed with the SEC on June 26, 2008.

(3)	Incorporated by reference to Post-Effective Amendment No. 28 filed with the SEC on August 3, 2009.

(4)	Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed with the SEC on February 22, 2012.

(5)	Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement filed with the SEC on February 22, 2013.

Item 29.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

Item 30.          INDEMNIFICATION

Under Section 8.4 of Registrant’s Agreement and Declaration of Trust, any past or present Trustee or officer of Registrant (including persons who serve at Registrant’s request as directors, officers or Trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise [hereinafter referred to as a “Covered Person”]) is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Covered Person. This provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such Covered Person has not acted in good faith in the reasonable belief that his actions were in or not opposed to the best interests of Registrant.

Moreover, this provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such Covered Person would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Expenses may be paid by Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such Covered Person to repay such expenses to Registrant in the event that it is ultimately determined that indemnification of such expenses is not authorized under the Agreement and Declaration of Trust and either (i) the Covered Person provides security for such undertaking, (ii) Registrant is insured against losses from such advances, or (iii) the disinterested Trustees or independent legal counsel determines, in the manner specified in the Agreement and Declaration of Trust, that there is reason to believe the Covered Person will be found to be entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Fred Alger Management, Inc. (“Alger Management”), which serves as investment manager to the Registrant, is generally engaged in rendering investment advisory services to institutions and, to a lesser extent, individuals. Alger Management presently serves as investment adviser to four other open-end investment companies.

Set forth below is the name and principal business address of each company, excluding Alger Management advised funds, for which a director or officer of Alger Management serves as a director, officer or employee:

Alger Associates, Inc.

Alger SICAV

Analysts Resources, Inc.

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, New York 10010

Alger Management, Ltd.

50 Broadway

London

SW1H 0RG

United Kingdom

Listed below are the officers of Alger Management.

NAME AND POSITION WITH	OTHER SUBSTANTIAL BUSINESS, PROFESSION
ALGER MANAGEMENT	OR VOCATION
Daniel C. Chung Chairman, Chief Executive Officer, Chief Investment Officer, President and Director

President and Chief Executive Officer of Alger Associates, Inc.; Chairman of the Board of Directors of Fred Alger & Company, Incorporated; President and Director of Analysts Resources, Inc.; Director of Alger Management, Ltd.

Robert Kincel Chief Financial Officer, Senior Vice President, Director and Treasurer	Chief Financial Officer and Treasurer of Alger Associates, Inc., Chief Financial Officer and Director of Fred Alger & Company, Incorporated; Chief Financial Officer of Analysts Resources, Inc.

Hal Liebes Executive Vice President, Chief Legal Officer, Director and Secretary

Chief Operating Officer and Secretary of Alger Associates, Inc., Executive Vice President, Chief Legal Officer and Director of Fred Alger & Company, Incorporated; Director, Chief Operating Officer and Secretary of Analysts Resources, Inc.; Director of Alger Management, Ltd.

Barry J. Mullen Senior Vice President and Chief Compliance Officer

For more information as to the business, profession, vocation or employment of a substantial nature of additional officers of Alger Management, reference is made to Alger Management’s current Form ADV (SEC File No. 801-06709) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

Item 32.          PRINCIPAL UNDERWRITER

(a) Alger Inc. acts as principal underwriter for Registrant, The Alger Funds, The Alger Portfolios, The Alger Institutional Funds, and Alger Global Growth Fund.

(b) The information required by this Item 27 with respect to each director, officer or partner of Alger Inc. is incorporated by reference to Schedule A of Form BD filed by Alger Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-6423).

(c) Not applicable.

Item 33.          LOCATION OF ACCOUNTS AND RECORDS

All accounts and records of Registrant are maintained by Mr. Robert Kincel, Fred Alger & Company, Incorporated, Harborside Financial Center, 600 Plaza One, Jersey City, NJ 07311.

Item 34.          MANAGEMENT SERVICES

Not applicable.

Item 35.          UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 19th day of December, 2013.

THE ALGER FUNDS II

By:	/s/ Hal Liebes
Hal Liebes
President

ATTEST:	/s/	Lisa A. Moss
Lisa A. Moss, Secretary

Pursuant to the requirements of the Securities Act, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

	President	December 19, 2013
/s/ Hal Liebes	(Chief Executive Officer)
Hal Liebes

/s/ Michael D. Martins	Treasurer (Chief Financial Officer)	December 19, 2013
Michael D. Martins

*	Trustee	December 19, 2013
Charles F. Baird, Jr.

*	Trustee	December 19, 2013
Roger P. Cheever

*	Trustee	December 19, 2013
Lester L. Colbert, Jr.

*	Trustee	December 19, 2013
Hilary M. Alger

*	Trustee	December 19, 2013
David Rosenberg

*	Trustee	December 19, 2013
Nathan E. Saint-Amand

*	Trustee	December 19, 2013
Stephen E. O’Neil

*By:	/s/ Hal Liebes
Hal Liebes
Attorney-in-Fact

Exhibit Index

Exhibit No.	Description of Exhibit

(d-3)	Contract to Support Fee Waiver/Expense Reimbursement